UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4253

MFS SERIES TRUST XV

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Kristin V. Collins

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

October 31, 2015

MFS® COMMODITY STRATEGY FUND

CMS-ANN

MFS® COMMODITY STRATEGY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

The global economy remains vulnerable as central banks continue to play a major role in supporting growth.

Even the resilient U.S. economy has had slower growth, as a strong U.S. dollar and weak overseas markets have hurt exporters. However, robust consumer demand and a recovering housing market have aided the domestic economy, fueled by cheap gasoline and an improving labor market.

China’s transition to a consumer-based, slower-growth economy has weighed on many commodity-exporting nations. And concerns about weakness in China have eroded investor and business confidence around the world. Meanwhile, rising geopolitical concerns will weigh on the eurozone, which is still reliant on the European Central Bank’s support.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

December 15, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (c)(i)

Fixed income sectors (i)
Investment Grade Corporates	50.1%
Asset-Backed Securities	11.3%
Non-U.S. Government Bonds	3.3%
Emerging Markets Bonds	2.4%
Mortgage-Backed Securities	1.4%
U.S. Government Agencies	1.0%
Commercial Mortgage-Backed Securities	0.5%
Collateralized Debt Obligations	0.5%
Residential Mortgage-Backed Securities	0.1%
High Yield Corporates	0.1%
U.S. Treasury Securities	(1.4)%

Commodity exposure (c)(i)

Composition including fixed income credit quality (a)(i)
AAA	14.3%
AA	10.2%
A	21.8%
BBB	21.7%
BB	0.1%
U.S. Government	0.9%
Federal Agencies	2.4%
Not Rated	(2.1)%
Non-Fixed Income	99.6%
Cash & Cash Equivalents	28.4%
Other	(97.3)%

2

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(c)	MFS expects to gain exposure to the commodities markets by primarily investing the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (“Subsidiary”). The Subsidiary gains exposure to the commodities markets by investing in commodity-linked derivatives (such as commodity-linked futures, options, and/or swaps). MFS may also gain exposure to the commodities markets by investing the fund’s assets directly in commodity-linked notes. The fund’s and the Subsidiary’s investments in commodity-linked derivatives and/or commodity-linked notes are leveraged (i.e. involves investment exposure greater than the amount of the investment). For more information about commodity-linked derivatives and commodity-linked notes and the risks of investing in such notes, please see the Notes to Consolidated Financial Statements and the fund’s prospectus.
(i)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

From time to time Other may be negative due to equivalent exposure from currency derivatives and/or offsets to derivative positions.

The fund invests a portion of its assets in the MFS Commodity Strategy Portfolio, a wholly-owned subsidiary of the fund. Percentages reflect exposure to the underlying holdings of the MFS Commodity Strategy Portfolio and not to the exposure from investing directly in the MFS Commodity Strategy Portfolio itself.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 10/31/15.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2015, Class A shares of the MFS Commodity Strategy Fund (“fund”) provided a total return of –24.75%, at net asset value. This compares with a return of –25.72% for the fund’s benchmark, the Bloomberg Commodity Index.

The fund’s investment adviser expects to gain exposure to the commodities markets by primarily investing the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (“Subsidiary”). The Subsidiary gains exposure to the commodities markets by investing in commodity-linked derivatives (such as commodity-linked futures, options and/or swaps). The fund’s investment adviser may also gain exposure to the commodities markets by investing the fund’s assets directly in commodity-linked notes.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve appears ready to tighten monetary conditions, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank, which instituted a large quantitative easing program in January of 2015. Poor policy management by the Chinese government roiled global markets over the summer, beginning with the poorly executed response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently stabilized the currency and ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: weaker Chinese growth, and the resulting decline in commodity prices, in addition to prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Factors Affecting Performance

Over the reporting period, the fund outperformed the Bloomberg Commodity Index. The fund’s investment in debt securities was a primary contributor to relative performance as fixed income securities outpaced commodities over the reporting period. Overweight exposures to corporate bonds, particularly within both the financial and industrial sectors, were notable contributors to relative return. A shorter relative duration stance also benefited relative results.

4

Management Review – continued

Underweight exposure to energy commodities was another area of relative strength. Most notably, the fund’s underweight exposure to brent crude, natural gas and West Texas Intermediate crude oil, and lean hogs commodities supported relative returns.

The fund’s underweight exposures early in the first half of the period in corn, soybean, wheat and gold commodities dampened relative returns as all four segments outpaced the benchmark. Additionally, the fund’s greater exposure to “BBB” and above rated (r) securities, was a primary area of relative weakness.

Respectfully,

James Calmas	Benjamin Nastou	Natalie Shapiro
Portfolio Manager	Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 10/31/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 10/31/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	6/02/10	(24.75)%	(9.89)%	(5.72)%
I	6/02/10	(24.63)%	(9.66)%	(5.49)%
R5	9/04/12	(24.63)%	N/A	(14.78)%
Comparative benchmark
Bloomberg Commodity Index (f)		(25.72)%	(9.85)%	(6.18)%
Average annual with sales charge
A With initial Sales Charge (5.75%)		(29.07)%	(10.95)%	(6.75)%

Class I and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)

Benchmark Definition

Bloomberg Commodity Index – designed to be a highly liquid and diversified benchmark for the commodity futures market. The Index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (live cattle/lean hogs), among others, and are traded in a variety of currencies.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2015 through October 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/15	Ending Account Value 10/31/15	Expenses Paid During Period (p) 5/01/15-10/31/15
A	Actual	1.08%	$1,000.00	$847.14	$5.03
	Hypothetical (h)	1.08%	$1,000.00	$1,019.76	$5.50
I	Actual	0.83%	$1,000.00	$848.57	$3.87
	Hypothetical (h)	0.83%	$1,000.00	$1,021.02	$4.23
R5	Actual	0.83%	$1,000.00	$847.36	$3.86
	Hypothetical (h)	0.83%	$1,000.00	$1,021.02	$4.23

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

9

CONSOLIDATED PORTFOLIO OF INVESTMENTS

10/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 71.3%
Issuer	Shares/Par	Value ($)
Asset-Backed & Securitized - 12.3%
AmeriCredit Automobile Receivables Trust, 2014-2, “A2B”, FRN, 0.474%, 10/10/17	$251,407	$251,337
AmeriCredit Automobile Receivables Trust, 2015-1, “A2A”, 0.77%, 4/09/18	1,339,006	1,338,516
AmeriCredit Automobile Receivables Trust, 2015-3, “A2A”, 1.07%, 1/08/19	1,200,000	1,197,611
ARI Fleet Lease Trust, “A”, FRN, 0.495%, 1/15/21 (n)	178,566	178,150
ARI Fleet Lease Trust, “A2”, 0.81%, 11/15/22 (n)	532,751	532,570
Babson Ltd., CLO, “A1”, FRN, 0.54%, 1/18/21 (z)	287,090	283,466
BMW Vehicle Lease Trust, 2015-1, “A2B”, FRN, 0.514%, 2/21/17	1,513,389	1,512,172
Carmax Auto Owner Trust, 2014-4, “A2A”, 0.67%, 2/15/18	1,531,871	1,531,072
Cent CDO XI Ltd., “A1”, FRN, 0.582%, 4/25/19 (n)	521,192	510,685
Chesapeake Funding LLC, “A”, FRN, 0.943%, 11/07/23 (n)	36,241	36,090
Chesapeake Funding LLC, “A”, FRN, 0.643%, 1/07/25 (n)	786,141	785,345
Chesapeake Funding LLC, 2015-1A, “A”, FRN, 0.693%, 2/07/27 (n)	2,550,000	2,525,791
Chrysler Capital Auto Receivables Trust, 2015-AA, “A2”, 0.81%, 11/15/17 (n)	2,398,620	2,398,936
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49	799,526	819,103
CNH Equipment Trust, “A2”, 0.63%, 12/15/17	1,123,598	1,123,195
CNH Wholesale Master Note Trust, “A”, FRN, 0.795%, 8/15/19 (n)	1,444,000	1,441,915
Credit Acceptance Auto Loan Trust, 2015-2A, “A”, 2.4%, 2/15/23 (n)	1,524,000	1,522,802
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.948%, 9/15/39	404,101	425,722
CWCapital Cobalt Ltd., “A4”, FRN, 5.766%, 5/15/46	573,470	605,211
DT Auto Owner Trust, 0.98%, 4/16/18 (n)	803,137	801,726
Enterprise Fleet Financing LLC, 2014-1, “A2”, 0.87%, 9/20/19 (n)	835,020	832,767
Exeter Automobile Receivables Trust, 2015-1A, “A”, 1.6%, 6/17/19 (n)	1,098,193	1,097,893
Exeter Automobile Receivables Trust, 2015-2A, “A”, 1.54%, 11/15/19 (n)	1,252,615	1,248,909
Ford Credit Auto Owner Trust, 2014-1, “A”, 2.26%, 11/15/25 (n)	406,000	409,681
Ford Credit Auto Owner Trust, 2014-2, “A”, 2.31%, 4/15/26 (n)	1,602,000	1,614,541
Ford Credit Floorplan Master Owner Trust, 2015-1, “A2”, FRN, 0.595%, 1/15/20	2,500,000	2,484,766
GE Dealer Floorplan Master Note Trust, 2014-1, “A”, FRN, 0.574%, 7/20/19	1,700,000	1,690,599

10

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
GM Financial Automobile Leasing Trust, 2014-2A, “A2”, 0.73%, 2/20/17 (n)	$1,197,127	$1,196,030
GM Financial Automobile Leasing Trust, 2015-3A, “A2”, 1.17%, 6/20/18	1,500,000	1,498,653
Go Financial Auto Securitization Trust, 2015-1, “A”, 1.81%, 3/15/18 (n)	855,340	854,742
Gulf Stream Sextant CLO Ltd., 2007-1A, “A1A”, FRN, 0.559%, 6/17/21 (z)	654,807	650,307
Hertz Fleet Lease Funding LP, 2013-3, “A”, FRN, 0.746%, 12/10/27 (n)	1,147,585	1,144,699
Honda Auto Receivables Owner Trust, 2015-1, “A2”, 0.7%, 6/15/17	1,231,464	1,231,450
Hyundai Auto Lease Securitization Trust, 2015-A, “A2”, 1%, 10/16/17 (n)	2,800,000	2,799,366
Hyundai Auto Receivables Trust 2015-C, “A2A”, 0.99%, 11/15/18	960,000	959,138
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 1/15/49	739,705	764,420
Kingsland III Ltd., “A1”, CDO, FRN, 0.544%, 8/24/21 (n)	286,169	284,587
KKR Financial CLO Ltd., 2007-1A, “A”, FRN, 0.67%, 5/15/21 (z)	788,299	784,706
Kubota Credit Owner Trust, “A2”, 0.58%, 2/15/17 (n)	187,961	187,888
Kubota Credit Owner Trust, 2015-1A, “A2”, 0.94%, 12/15/17 (n)	1,946,860	1,946,298
Mercedes-Benz Auto Lease Trust, 2015-B, “A2A”	2,200,000	2,199,804
Mercedes-Benz Auto Lease Trust, 2015-A, “A2B”, FRN, 0.515%, 2/15/17	1,054,970	1,054,401
Motor PLC, 2014-1A, “A1”, FRN, 0.677%, 8/25/21 (n)	303,840	303,356
Motor PLC, 2015-1A, “A1”, FRN, 0.797%, 6/25/22 (n)	2,409,000	2,399,798
Nextgear Floorplan Master Owner Trust, 2015-1A, “A”, 1.8%, 7/15/19 (n)	2,327,000	2,322,854
Nissan Master Owner Trust Receivables 2013, “A”, FRN, 0.495%, 2/15/18	1,300,000	1,299,497
Nissan Master Owner Trust Receivables 2015, “A-1”, FRN, 0.595%, 1/15/20	1,140,000	1,140,509
Sierra Receivables Funding Co. LLC, 2015-1A, “A”, 2.4%, 3/22/32 (n)	1,059,745	1,055,285
Suntrust Auto Receivables Trust, 0.99%, 6/15/18 (n)	4,200,000	4,204,302
Toyota Auto Receivables Owner Trust, 2015-A, “A2”, 0.71%, 7/17/17	2,500,000	2,500,016
Tricon American Homes 2015-SFR1, Trust “1A”, FRN, 1.446%, 5/17/32 (n)	710,000	694,601
Volkswagen Auto Lease Trust, 2014-A, “A2B”, FRN, 0.404%, 10/20/16	150,386	150,161
Volkswagen Credit Auto Master Trust, 2014-1A, “A1”, FRN, 0.544%, 7/22/19 (n)	2,700,000	2,666,710

11

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Volvo Financial Equipment LLC, 2014-1A, “A2”, 0.54%, 11/15/16 (n)	$259,175	$259,142
Wheels SPV LLC, 2014-1A, “A2”, 0.84%, 3/20/23 (n)	390,081	388,820
Wheels SPV LLC, 2015-1A, “A2”, 1.27%, 4/22/24 (n)	2,391,000	2,381,425

		$68,523,536
Automotive - 4.4%
American Honda Finance Corp., 0.776%, 9/20/17	$460,000	$460,515
American Honda Finance Corp., 1.6%, 7/13/18	2,000,000	1,998,136
American Honda Finance Corp., FRN, 0.706%, 5/26/16 (n)	700,000	701,009
Daimler Finance North America LLC, 2.4%, 4/10/17 (n)	520,000	525,951
Daimler Finance North America LLC, 1.875%, 1/11/18 (n)	1,300,000	1,296,812
Daimler Finance North America LLC, 1.65%, 5/18/18 (n)	2,750,000	2,725,074
Daimler Finance North America LLC, FRN, 0.98%, 8/01/16 (n)	480,000	479,681
Ford Motor Credit Co. LLC, 4.207%, 4/15/16	360,000	364,864
Ford Motor Credit Co. LLC, FRN, 0.852%, 9/08/17	1,860,000	1,833,696
Ford Motor Credit Co. LLC, FRN, 1.258%, 1/09/18	1,770,000	1,756,985
Harley-Davidson Financial Services, Inc., 3.875%, 3/15/16 (n)	570,000	576,695
Hyundai Capital America, 2.4%, 10/30/18 (z)	640,000	640,141
Hyundai Capital America, 2%, 3/19/18 (n)	2,022,000	2,007,650
Nissan Motor Acceptance Corp., FRN, 1.026%, 9/26/16 (n)	1,180,000	1,180,778
Nissan Motor Acceptance Corp., FRN, 0.884%, 3/03/17 (n)	1,000,000	998,288
Toyota Motor Credit Corp., FRN, 0.705%, 1/17/19	1,620,000	1,606,954
Volkswagen Group of America Finance LLC, 1.65%, 5/22/18 (n)	1,900,000	1,829,054
Volkswagen Group of America Finance LLC, FRN, 0.699%, 5/23/17 (n)	1,260,000	1,211,908
Volkswagen Group of America Finance LLC, FRN, 0.772%, 11/20/17 (n)	1,500,000	1,432,176
Volkswagen International Finance N.V., 1.125%, 11/18/16 (n)	570,000	561,173

		$24,187,540
Banks & Diversified Financials (Covered Bonds) - 0.8%
BNP Paribas Home Loan, 2.2%, 11/02/15 (n)	$1,000,000	$1,000,000
Commonwealth Bank of Australia, 0.75%, 1/15/16 (n)	840,000	840,414
Credit Mutuel-CIC Home Loan, 1.5%, 11/16/17 (n)	1,000,000	1,001,920
National Bank of Canada, 2.2%, 10/19/16 (n)	1,060,000	1,072,899
SpareBank 1 Boligkreditt A.S., 2.625%, 5/26/16 (n)	750,000	757,627

		$4,672,860
Broadcasting - 0.2%
SES Global Americas Holdings GP, 2.5%, 3/25/19 (n)	$371,000	$368,390
Walt Disney Co., 0.45%, 12/01/15	800,000	800,136

		$1,168,526

12

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Brokerage & Asset Managers - 0.1%
Franklin Resources, Inc., 1.375%, 9/15/17	$182,000	$182,447
NYSE Euronext, 2%, 10/05/17	486,000	491,515

		$673,962
Business Services - 0.5%
Cisco Systems, Inc., FRN, 0.614%, 3/03/17	$1,800,000	$1,800,812
Fidelity National Information Services, Inc., 2.85%, 10/15/18	900,000	909,521

		$2,710,333
Cable TV - 0.2%
NBCUniversal Enterprise Co., FRN, 0.857%, 4/15/16 (n)	$870,000	$870,980

Chemicals - 1.4%
CF Industries, Inc., 6.875%, 5/01/18	$1,487,000	$1,645,627
Chevron Phillips Chemical Co. LLC, 1.7%, 5/01/18 (n)	3,000,000	2,987,913
Dow Chemical Co., 8.55%, 5/15/19	2,000,000	2,405,318
LyondellBasell Industries N.V., 5%, 4/15/19	390,000	419,596

		$7,458,454
Computer Software - 0.5%
Microsoft Corp., 2%, 11/03/20	$2,909,000	$2,916,092

Computer Software - Systems - 0.2%
Apple, Inc., FRN, 0.55%, 5/03/18	$910,000	$910,451

Conglomerates - 0.7%
ABB Finance (USA), Inc., 1.625%, 5/08/17	$1,141,000	$1,145,133
ABB Treasury Center (USA), Inc., 2.5%, 6/15/16 (n)	1,156,000	1,165,683
Pentair Finance S.A., 1.35%, 12/01/15	1,510,000	1,510,125

		$3,820,941
Consumer Products - 1.0%
Mattel, Inc., 1.7%, 3/15/18	$226,000	$223,562
Mattel, Inc., 2.5%, 11/01/16	400,000	404,305
Newell Rubbermaid, Inc., 2.05%, 12/01/17	426,000	427,114
Newell Rubbermaid, Inc., 2.875%, 12/01/19	1,450,000	1,460,305
Reckitt Benckiser PLC, 2.125%, 9/21/18 (n)	2,890,000	2,897,133

		$5,412,419
Consumer Services - 0.1%
Experian Finance PLC, 2.375%, 6/15/17 (n)	$462,000	$463,744
Western Union Co., 2.375%, 12/10/15	330,000	330,586

		$794,330

13

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Electrical Equipment - 0.4%
Amphenol Corp., 1.55%, 9/15/17	$830,000	$828,814
Arrow Electronics, Inc., 3%, 3/01/18	240,000	241,537
Molex Electronic Technologies LLC, 2.878%, 4/15/20 (n)	1,408,000	1,375,758

		$2,446,109
Electronics - 1.1%
Applied Materials, Inc., 2.65%, 6/15/16	$750,000	$760,111
Intel Corp., 1.35%, 12/15/17	1,052,000	1,056,571
Lam Research Corp., 2.75%, 3/15/20	801,000	786,450
Tyco Electronics Group S.A., 2.375%, 12/17/18	281,000	283,128
Tyco Electronics Group S.A., FRN, 0.523%, 1/29/16	2,200,000	2,199,897
Xilinx, Inc., 2.125%, 3/15/19	890,000	886,609

		$5,972,766
Emerging Market Quasi-Sovereign - 0.9%
CNOOC Finance (2013) Ltd., 1.125%, 5/09/16	$730,000	$729,042
Corporacion Financiera de Desarrollo S.A., 3.25%, 7/15/19 (z)	1,170,000	1,170,000
Korea Development Bank, 1%, 1/22/16	710,000	710,060
Korea Gas Corp., 2.25%, 7/25/17 (n)	440,000	443,646
Petroleos Mexicanos, 3.125%, 1/23/19	321,000	318,188
State Grid International Development Co. Ltd., 1.75%, 5/22/18 (n)	1,342,000	1,335,269

		$4,706,205
Energy - Independent - 1.1%
Anadarko Petroleum Corp., 6.375%, 9/15/17	$1,545,000	$1,663,614
Canadian Natural Resources Ltd., FRN, 0.701%, 3/30/16	840,000	837,723
ConocoPhillips Co., 1.5%, 5/15/18	3,600,000	3,597,145

		$6,098,482
Energy - Integrated - 1.1%
BG Energy Capital PLC, 2.875%, 10/15/16 (n)	$970,000	$984,027
BP Capital Markets PLC, 0.7%, 11/06/15	650,000	650,026
BP Capital Markets PLC, 2.521%, 1/15/20	806,000	817,842
Chevron Corp., 0.889%, 6/24/16	370,000	371,076
Chevron Corp., 1.104%, 12/05/17	567,000	567,287
Shell International Finance B.V., 1.125%, 8/21/17	550,000	550,530
Shell International Finance B.V., FRN, 0.53%, 11/15/16	1,800,000	1,801,062
Total Capital International S.A., 1.5%, 2/17/17	600,000	603,416

		$6,345,266
Financial Institutions - 0.4%
General Electric Capital Corp., FRN, 0.933%, 12/11/15	$410,000	$410,232
General Electric Capital Corp., FRN, 0.918%, 1/08/16	580,000	580,538
LeasePlan Corp. N.V., 3%, 10/23/17 (n)	540,000	547,021

14

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Financial Institutions - continued
LeasePlan Corp. N.V., 2.5%, 5/16/18 (n)	$405,000	$402,122

		$1,939,913
Food & Beverages - 3.9%
Anheuser Busch InBev Finance, Inc., FRN, 2.15%, 2/01/19	$960,000	$960,471
Anheuser-Busch InBev S.A., 0.8%, 1/15/16	520,000	520,186
Anheuser-Busch InBev S.A., 1.375%, 7/15/17	1,164,000	1,159,806
Diageo Capital PLC, 1.5%, 5/11/17	850,000	852,249
General Mills, Inc., 1.4%, 10/20/17	2,300,000	2,296,019
General Mills, Inc., FRN , 0.623%, 1/29/16	430,000	429,949
H.J. Heinz Co., 1.6%, 6/30/17 (n)	1,550,000	1,551,133
Ingredion, Inc., 3.2%, 11/01/15	170,000	170,000
Ingredion, Inc., 1.8%, 9/25/17	314,000	313,358
J.M. Smucker Co., 1.75%, 3/15/18	1,000,000	1,001,816
Kellogg Co., 4.45%, 5/30/16	320,000	325,961
Kraft Foods Group, Inc., 6.125%, 8/23/18	1,560,000	1,732,928
Mead Johnson Nutrition Co., 3%, 11/15/20	394,000	395,593
Molson Coors Brewing Co., 2%, 5/01/17	778,000	780,485
PepsiCo, Inc., 2.5%, 5/10/16	970,000	979,995
Pernod-Ricard S.A., 2.95%, 1/15/17 (n)	2,130,000	2,162,779
SABMiller Holdings, Inc., 2.45%, 1/15/17 (n)	600,000	607,012
SABMiller Holdings, Inc., FRN, 0.99%, 8/01/18 (n)	1,530,000	1,523,380
Tyson Foods, Inc., 6.6%, 4/01/16	1,400,000	1,430,947
Tyson Foods, Inc., 2.65%, 8/15/19	869,000	875,800
Want Want China Finance Co., 1.875%, 5/14/18 (n)	680,000	669,471
Wm. Wrigley Jr. Co., 1.4%, 10/21/16 (n)	791,000	793,159
Wm. Wrigley Jr. Co., 2.4%, 10/21/18 (n)	96,000	97,528

		$21,630,025
Food & Drug Stores - 0.8%
CVS Health Corp., 1.2%, 12/05/16	$550,000	$551,643
CVS Health Corp., 1.9%, 7/20/18	2,000,000	2,015,224
Walgreens Boots Alliance, Inc., 1.75%, 11/17/17	1,700,000	1,698,749

		$4,265,616
Gaming & Lodging - 0.1%
Wyndham Worldwide Corp., 2.95%, 3/01/17	$580,000	$587,104

Insurance - 1.6%
American International Group, Inc., 2.3%, 7/16/19	$2,320,000	$2,332,458
MetLife Global Funding I, FRN, 0.7%, 4/10/17 (n)	1,700,000	1,700,906
Metropolitan Life Global Funding I, 2%, 4/14/20 (n)	2,200,000	2,180,750
Metropolitan Life Global Funding I, 0.85%, 7/15/16 (n)	980,000	982,476
Prudential Financial, Inc., FRN, 1.1%, 8/15/18	1,250,000	1,253,396

15

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Insurance - continued
UnumProvident Corp., 6.85%, 11/15/15 (n)	$150,000	$150,276
Voya Financial, Inc., 2.9%, 2/15/18	423,000	431,698

		$9,031,960
Insurance - Health - 0.2%
Aetna, Inc., 1.5%, 11/15/17	$100,000	$100,158
UnitedHealth Group, Inc., 1.45%, 7/17/17	1,210,000	1,216,738

		$1,316,896
Insurance - Property & Casualty - 0.3%
ACE Ltd., 2.6%, 11/23/15	$550,000	$550,584
Marsh & McLennan Cos., Inc., 2.35%, 9/10/19	1,300,000	1,304,247

		$1,854,831
International Market Quasi-Sovereign - 2.2%
Bank Nederlandse Gemeenten N.V., 1.375%, 3/19/18 (n)	$1,150,000	$1,155,428
Dexia Credit Local S.A., 1.25%, 10/18/16 (n)	1,110,000	1,113,828
Dexia Credit Local S.A., 2.25%, 1/30/19 (n)	590,000	598,986
Electricite de France, 2.15%, 1/22/19 (n)	1,200,000	1,201,090
FMS Wertmanagement, 0.625%, 4/18/16	1,020,000	1,020,163
KFW Government Development Banks, 1.125%, 11/16/18	1,200,000	1,194,895
Kommunalbanken A.S., 0.75%, 11/21/16 (n)	560,000	560,335
Kommunalbanken A.S., 1%, 3/15/18 (n)	330,000	329,142
Kommunalbanken A.S., FRN, 0.426%, 10/31/16 (n)	160,000	160,047
Municipality Finance PLC, 2.375%, 5/16/16	1,180,000	1,191,774
Nederlandse Waterschapsbank N.V., 0.75%, 3/29/16 (n)	230,000	230,217
Nederlandse Waterschapsbank N.V., 1.5%, 4/16/18 (n)	1,570,000	1,581,075
Statoil A.S.A., 1.8%, 11/23/16	350,000	353,226
Statoil A.S.A., FRN, 0.61%, 5/15/18	852,000	842,639
Statoil A.S.A., FRN, 0.771%, 11/08/18	490,000	485,935

		$12,018,780
International Market Sovereign - 0.5%
Kingdom of Denmark, 0.375%, 4/25/16 (n)	$1,070,000	$1,069,745
Kingdom of Denmark, 0.875%, 3/20/17 (n)	500,000	502,189
Kingdom of Sweden, 1%, 2/27/18 (n)	1,100,000	1,099,919
Republic of Iceland, 4.875%, 6/16/16 (n)	334,000	342,350

		$3,014,203
Internet - 0.1%
Baidu, Inc., 2.75%, 6/09/19	$539,000	$536,288

Local Authorities - 0.5%
Florida Hurricane Catastrophe Fund Finance Corp. Rev., “A”, 1.298%, 7/01/16	$1,400,000	$1,405,572
Kommuninvest i Sverige AB, 0.875%, 12/13/16 (n)	450,000	450,926

16

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Local Authorities - continued
Province of Ontario, 1.1%, 10/25/17	$1,110,000	$1,108,458

		$2,964,956
Major Banks - 8.4%
ABN AMRO Bank N.V., 4.25%, 2/02/17 (n)	$1,420,000	$1,467,740
ABN AMRO Bank N.V., 1.8%, 6/04/18 (n)	2,750,000	2,739,701
ABN AMRO Bank N.V., FRN, 0.742%, 6/06/16 (n)	1,130,000	1,130,070
Bank of Montreal, 1.45%, 4/09/18	3,010,000	2,997,006
BNP Paribas, 2.7%, 8/20/18	1,090,000	1,114,202
BNP Paribas, FRN, 0.926%, 12/12/16	280,000	280,439
BNP Paribas, FRN, 0.814%, 3/17/17	600,000	599,440
Canadian Imperial Bank of Commerce, FRN, 0.835%, 7/18/16	840,000	841,792
Commonwealth Bank of Australia, 1.75%, 11/02/18	1,000,000	998,241
Commonwealth Bank of Australia, FRN, 0.845%, 9/20/16 (n)	1,020,000	1,022,487
Commonwealth Bank of Australia, FRN, 0.696%, 3/13/17 (n)	410,000	409,957
Commonwealth Bank of Australia, FRN, 0.602%, 9/08/17 (n)	1,800,000	1,792,921
DBS Bank Ltd., 2.35%, 2/28/17 (n)	770,000	779,337
DNB Bank A.S.A., 3.2%, 4/03/17 (n)	1,135,000	1,163,856
HSBC Bank PLC, 3.1%, 5/24/16 (n)	310,000	314,214
HSBC Bank PLC, FRN, 0.96%, 5/15/18 (n)	1,294,000	1,291,073
Huntington National Bank, FRN, 0.744%, 4/24/17	1,910,000	1,898,053
ING Bank N.V., 1.8%, 3/16/18 (n)	3,100,000	3,099,910
ING Bank N.V., 3.75%, 3/07/17 (n)	424,000	436,979
ING Bank N.V., FRN, 1.282%, 3/07/16 (n)	540,000	540,989
Mizuho Bank Ltd., FRN, 0.775%, 9/25/17 (n)	1,800,000	1,792,003
Nordea Bank AB, FRN, 0.774%, 5/13/16 (n)	1,000,000	1,001,452
Nordea Bank AB, FRN, 0.684%, 4/04/17 (n)	410,000	409,991
PNC Bank N.A., 1.3%, 10/03/16	790,000	793,736
PNC Bank N.A., 1.15%, 11/01/16	1,200,000	1,202,356
PNC Bank N.A., 1.5%, 10/18/17	1,240,000	1,240,959
PNC Bank N.A., 1.6%, 6/01/18	1,750,000	1,746,808
PNC Bank N.A., 2.25%, 7/02/19	1,140,000	1,145,310
PNC Bank N.A., FRN, 0.633%, 1/28/16	560,000	560,290
State Street Bank & Trust Co., FRN, 0.532%, 12/08/15	678,000	677,989
Sumitomo Mitsui Banking Corp., FRN, 0.64%, 7/11/17	1,400,000	1,392,028
Toronto-Dominion Bank, 1.75%, 7/23/18	2,500,000	2,511,895
Wells Fargo & Co., FRN, 0.592%, 9/08/17	1,880,000	1,872,256
Westpac Banking Corp., 0.95%, 1/12/16	1,180,000	1,181,467
Westpac Banking Corp., 2%, 8/14/17	400,000	404,138
Westpac Banking Corp., 1.55%, 5/25/18	3,000,000	2,988,714
Westpac Banking Corp., FRN, 0.662%, 5/19/17	1,000,000	999,647

		$46,839,446

17

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - 1.2%
Baxter International, Inc., 1.85%, 1/15/17	$390,000	$393,066
Becton, Dickinson and Co., 1.75%, 11/08/16	300,000	302,119
Becton, Dickinson and Co., 1.45%, 5/15/17	420,000	419,871
Becton, Dickinson and Co., 1.8%, 12/15/17	1,500,000	1,507,989
Catholic Health Initiatives, 1.6%, 11/01/17	400,000	399,964
Covidien International Finance S.A., 6%, 10/15/17	401,000	436,610
Laboratory Corp. of America Holdings, 2.625%, 2/01/20	870,000	868,313
McKesson Corp., 0.95%, 12/04/15	740,000	739,933
McKesson Corp., 3.25%, 3/01/16	470,000	473,564
Thermo Fisher Scientific, Inc., 2.25%, 8/15/16	840,000	846,550

		$6,387,979
Medical Equipment - 0.5%
Medtronic, Inc., 1.5%, 3/15/18	$260,000	$261,248
Zimmer Holdings, Inc., 2%, 4/01/18	2,400,000	2,400,713

		$2,661,961
Metals & Mining - 0.6%
Freeport-McMoRan Copper & Gold, Inc., 2.15%, 3/01/17	$890,000	$858,850
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3/15/18	420,000	384,300
Glencore Funding LLC, 2.125%, 4/16/18 (n)	900,000	785,250
Glencore Funding LLC, FRN, 1.487%, 5/27/16 (n)	1,520,000	1,484,417

		$3,512,817
Midstream - 0.9%
Energy Transfer Partners LP, 2.5%, 6/15/18	$600,000	$593,115
EnLink Midstream Partners LP, 2.7%, 4/01/19	430,000	420,487
Enterprise Products Operating LP, 6.5%, 1/31/19	930,000	1,039,513
Kinder Morgan (Delaware), Inc., 2%, 12/01/17	660,000	646,294
ONEOK Partners LP, 3.2%, 9/15/18	790,000	793,101
TransCanada PipeLines Ltd., 1.875%, 1/12/18	522,000	523,589
TransCanada PipeLines Ltd., FRN, 1.006%, 6/30/16	1,190,000	1,189,343

		$5,205,442
Mortgage-Backed - 1.4%
Fannie Mae, 5.198%, 2/01/16	$98,146	$98,153
Fannie Mae, 1.114%, 2/25/17	752,791	756,296
Fannie Mae, 4.5%, 4/01/24	720,815	766,253
Fannie Mae, 4%, 3/01/25	77,063	81,119
Fannie Mae, 4.5%, 5/01/25	259,092	279,824
Fannie Mae, 3%, 4/01/30	74,112	77,165
Fannie Mae, FRN, 0.494%, 12/25/17	676,227	676,548
Fannie Mae, FRN, 0.454%, 5/25/18	818,162	816,949
Fannie Mae, TBA, 3%, 11/17/30	672,344	699,364

18

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 1.655%, 11/25/16	$219,517	$220,700
Freddie Mac, 1.426%, 8/25/17	272,000	273,094
Freddie Mac, 4%, 7/01/25	515,030	549,159
Freddie Mac, 3.5%, 8/01/26	643,579	679,945
Freddie Mac, 2.5%, 7/01/28 (f)	1,587,919	1,631,533

		$7,606,102
Natural Gas - Distribution - 0.1%
Engie, 1.625%, 10/10/17 (n)	$740,000	$739,779

Network & Telecom - 2.2%
AT&T, Inc., 2.4%, 8/15/16	$160,000	$161,819
AT&T, Inc., 2.45%, 6/30/20	730,000	722,866
AT&T, Inc., FRN, 0.699%, 2/12/16	140,000	139,955
AT&T, Inc., FRN, 1.237%, 11/27/18	1,570,000	1,571,316
British Telecommunications PLC, 2.35%, 2/14/19	1,090,000	1,094,431
DIRECTV Holdings LLC, 2.4%, 3/15/17	520,000	526,793
Verizon Communications, Inc., 0.7%, 11/02/15	970,000	970,000
Verizon Communications, Inc., 1.35%, 6/09/17	580,000	580,620
Verizon Communications, Inc., 6.1%, 4/15/18	2,100,000	2,311,386
Verizon Communications, Inc., FRN, 1.867%, 9/15/16	1,850,000	1,867,290
Verizon Communications, Inc., FRN, 1.104%, 6/17/19	2,433,000	2,423,249

		$12,369,725
Oil Services - 0.1%
Transocean, Inc., 5.55%, 12/15/16	$650,000	$646,549

Other Banks & Diversified Financials - 6.3%
Abbey National Treasury Services PLC, 3.05%, 8/23/18	$439,000	$453,459
American Express Centurion Bank, FRN, 0.764%, 11/13/15	500,000	500,038
American Express Credit Corp., 2.8%, 9/19/16	420,000	427,602
Banco Santander Chile, FRN, 1.22%, 4/11/17 (n)	1,410,000	1,389,853
Bank of Tokyo-Mitsubishi UFJ Ltd., FRN, 0.781%, 2/26/16 (n)	550,000	550,292
Bank of Tokyo-Mitsubishi UFJ Ltd., FRN, 0.943%, 9/09/16 (n)	1,320,000	1,321,123
Banque Federative du Credit Mutuel, FRN, 1.173%, 10/28/16 (n)	420,000	421,351
Banque Federative du Credit Mutuel, FRN, 1.167%, 1/20/17 (n)	1,010,000	1,014,794
BNZ International Funding Ltd. London, 1.9%, 2/26/18 (n)	4,000,000	4,005,852
BPCE S.A., 1.625%, 1/26/18	1,430,000	1,433,612
Capital One Bank (USA) N.A., FRN, 0.983%, 2/05/18	2,200,000	2,190,232
Capital One Financial Corp., 2.45%, 4/24/19	420,000	420,389
Capital One Financial Corp., FRN, 0.941%, 11/06/15	320,000	320,005
Discover Bank, 3.1%, 6/04/20	1,190,000	1,203,908
Fifth Third Bancorp, 1.35%, 6/01/17	1,800,000	1,800,752
Fifth Third Bancorp, 2.3%, 3/01/19	364,000	364,798

19

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Other Banks & Diversified Financials - continued
First Republic Bank, 2.375%, 6/17/19	$278,000	$277,477
Groupe BPCE S.A., 2.5%, 12/10/18	920,000	933,863
Groupe BPCE S.A., FRN, 1.569%, 4/25/16	1,700,000	1,706,098
Intesa Sanpaolo S.p.A., 3.125%, 1/15/16	640,000	642,726
Intesa Sanpaolo S.p.A., 2.375%, 1/13/17	660,000	663,409
Lloyds Bank PLC, 1.75%, 5/14/18	2,950,000	2,955,095
Lloyds Bank PLC, 2.3%, 11/27/18	630,000	637,642
Macquarie Bank Ltd., FRN, 0.952%, 10/27/17 (n)	1,900,000	1,890,289
Skandinaviska Enskilda, 1.75%, 3/19/18 (n)	480,000	479,096
Skandinaviska Enskilda Banken AB, 2.45%, 5/27/20 (n)	2,200,000	2,210,351
Svenska Handelsbanken AB, 2.875%, 4/04/17	566,000	576,550
Svenska Handelsbanken AB, FRN, 0.795%, 3/21/16	1,290,000	1,291,487
Svenska Handelsbanken AB, FRN, 0.796%, 9/23/16	250,000	250,501
Swedbank AB, 2.125%, 9/29/17 (n)	2,462,000	2,488,789
Union Bank, 3%, 6/06/16	280,000	283,491

		$35,104,924
Pharmaceuticals - 3.1%
AbbVie, Inc., 1.8%, 5/14/18	$2,500,000	$2,502,005
AbbVie, Inc., FRN, 1.061%, 11/06/15	730,000	730,020
Actavis Funding SCS, 2.35%, 3/12/18	1,305,000	1,311,247
Amgen, Inc., 2.3%, 6/15/16	440,000	444,027
Bayer U.S. Finance LLC, 1.5%, 10/06/17 (n)	1,860,000	1,866,605
Biogen, Inc., 2.9%, 9/15/20	940,000	948,267
Bristol-Myers Squibb Co., 0.875%, 8/01/17	1,087,000	1,084,766
Celgene Corp., 2.125%, 8/15/18	1,410,000	1,420,777
EMD Finance LLC, 1.7%, 3/19/18 (n)	3,000,000	3,006,909
Gilead Sciences, Inc., 1.85%, 9/04/18	1,310,000	1,323,215
Mylan, Inc., 1.8%, 6/24/16	790,000	789,479
Mylan, Inc., 1.35%, 11/29/16	205,000	203,297
Sanofi, 1.25%, 4/10/18	1,400,000	1,400,241
Watson Pharmaceuticals, Inc., 1.875%, 10/01/17	330,000	329,392

		$17,360,247
Printing & Publishing - 0.3%
Pearson PLC, 4%, 5/17/16 (n)	$1,000,000	$1,014,776
Thomson Reuters Corp., 0.875%, 5/23/16	740,000	740,057

		$1,754,833
Real Estate - Apartment - 0.2%
ERP Operating, REIT, 5.125%, 3/15/16	$925,000	$939,549

20

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Real Estate - Healthcare - 0.1%
Health Care REIT, Inc., 2.25%, 3/15/18	$264,000	$264,844
Ventas Realty LP, REIT, 1.55%, 9/26/16	470,000	472,036

		$736,880
Real Estate - Office - 0.2%
Mack-Cali Realty LP, 2.5%, 12/15/17	$330,000	$332,221
Vornado Realty LP, REIT, 2.5%, 6/30/19	595,000	591,995

		$924,216
Real Estate - Retail - 0.2%
Simon Property Group, Inc., REIT, 1.5%, 2/01/18 (n)	$302,000	$301,211
WEA Finance LLC/Westfield Co., REIT, 1.75%, 9/15/17 (n)	670,000	667,848

		$969,059
Retailers - 0.2%
Dollar General Corp., 1.875%, 4/15/18	$195,000	$194,273
Wesfarmers Ltd., 2.983%, 5/18/16 (n)	300,000	302,906
Wesfarmers Ltd., 1.874%, 3/20/18 (n)	421,000	420,989

		$918,168
Specialty Chemicals - 0.3%
Air Products & Chemicals, Inc., 2%, 8/02/16	$174,000	$175,487
Airgas, Inc., 2.95%, 6/15/16	700,000	706,437
Airgas, Inc., 3.05%, 8/01/20	700,000	708,191

		$1,590,115
Supranational - 0.8%
Banco Latinoamericano de Comercio Exterior S.A., 3.25%, 5/07/20 (n)	$1,370,000	$1,358,013
Corporacion Andina de Fomento, 1.5%, 8/08/17	1,300,000	1,301,547
Corporacion Andina de Fomento, FRN, 0.873%, 1/29/18	520,000	519,904
International Bank for Reconstruction and Development, 0.5%, 4/15/16	1,500,000	1,501,485

		$4,680,949
Telecommunications - Wireless - 0.4%
America Movil S.A.B. de C.V., 2.375%, 9/08/16	$262,000	$264,323
American Tower Trust I, REIT, 1.551%, 3/15/18 (n)	900,000	890,233
SBA Tower Trust, 2.898%, 10/15/19 (n)	878,000	872,916

		$2,027,472
Telephone Services - 0.1%
Qwest Corp., 6.5%, 6/01/17	$700,000	$742,000

21

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Tobacco - 0.6%
Imperial Tobacco Finance PLC, 2.05%, 7/20/18 (n)	$1,456,000	$1,456,517
Reynolds American, Inc., 3.5%, 8/04/16 (n)	370,000	375,798
Reynolds American, Inc., 2.3%, 6/12/18	1,700,000	1,724,601

		$3,556,916
Transportation - Services - 0.6%
ERAC USA Finance Co., 1.4%, 4/15/16 (n)	$330,000	$330,363
ERAC USA Finance Co., 2.75%, 3/15/17 (n)	302,000	307,397
TTX Co., 2.6%, 6/15/20 (n)	2,400,000	2,387,062

		$3,024,822
U.S. Government Agencies and Equivalents - 1.1%
Aid-Ukraine, 1.844%, 5/16/19	$296,000	$297,780
Aid-Ukraine, 1.847%, 5/29/20	3,000,000	3,020,877
Hashemite Kingdom of Jordan, 1.945%, 6/23/19	750,000	759,891
Private Export Funding Corp., 1.875%, 7/15/18	1,120,000	1,137,127
Small Business Administration, 2.25%, 7/01/21	632,743	648,280

		$5,863,955
U.S. Treasury Obligations - 0.9%
U.S. Treasury Notes, 0.625%, 9/30/17	$5,000,000	$4,989,060

Utilities - Electric Power - 2.9%
American Electric Power Co., Inc., 1.65%, 12/15/17	$398,000	$396,844
Dominion Resources, Inc., 1.95%, 8/15/16	880,000	885,162
Dominion Resources, Inc., 2.5%, 12/01/19	1,600,000	1,602,376
Duke Energy Corp., 1.625%, 8/15/17	209,000	209,710
Duke Energy Corp., FRN, 0.704%, 4/03/17	1,060,000	1,057,892
Duke Energy Indiana, Inc., FRN, 0.669%, 7/11/16	370,000	369,960
Enel Finance International S.A., 6.25%, 9/15/17 (n)	750,000	810,287
Eversource Energy, 1.6%, 1/15/18	2,000,000	1,991,676
NextEra Energy Capital Holdings, Inc., 2.056%, 9/01/17	2,003,000	2,012,646
PG&E Corp., 2.4%, 3/01/19	660,000	663,742
PPL WEM Holdings PLC, 3.9%, 5/01/16 (n)	1,240,000	1,254,413
PSEG Power LLC, 2.75%, 9/15/16	360,000	364,927
Southern Co., 2.45%, 9/01/18	630,000	637,205
Virginia Electric and Power Co., 1.2%, 1/15/18	700,000	695,219
Xcel Energy, Inc., 1.2%, 6/01/17	3,000,000	2,990,259

		$15,942,318
Total Bonds (Identified Cost, $396,278,029)		$395,945,107

22

Consolidated Portfolio of Investments – continued

Short-Term Obligations (y) - 4.9%
Issuer	Shares/Par	Value ($)
Barclays U.S. Funding Corp., 0.12%, due 11/02/15	$4,109,000	$4,108,986
Exxon Mobil Corp., 0.1%, due 11/09/15	3,570,000	3,569,921
Exxon Mobil Corp., 0.08%, due 11/16/15	500,000	499,983
Fannie Mae, 0.01%, due 11/02/15	712,000	712,000
Federal Home Loan Bank, 0.03%, due 11/16/15	3,456,000	3,455,957
Federal Home Loan Bank, 0.03%, due 11/20/15	9,866,000	9,865,844
Freddie Mac, 0.04%, due 11/03/15	1,200,000	1,199,997
Wal-Mart Stores, Inc., 0.11%, due 11/12/15	3,730,000	3,729,875
Total Short-Term Obligations, at Amortized Cost and Value		$27,142,563

Money Market Funds - 10.8%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value (v)	60,128,667	$60,128,667
Total Investments (Identified Cost, $483,549,259)		$483,216,337

Other Assets, Less Liabilities - 13.0%		72,050,820
Net Assets - 100.0%		$555,267,157

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $153,680,805 representing 27.7% of net assets.
(v)	Underlying affiliated fund that is available only to certain registered investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(y)	The rate shown represents an annualized yield at time of purchase.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Babson Ltd., CLO, “A1”, FRN, 0.54%, 1/18/21	6/24/14	$285,083	$283,466
Corporacion Financiera de Desarrollo S.A., 3.25%, 7/15/19	7/7/15	1,165,277	1,170,000
Gulf Stream Sextant CLO Ltd., 2007-1A, “A1A”, FRN, 0.559%, 6/17/21	4/8/15	650,625	650,307
Hyundai Capital America, 2.4%, 10/30/18	10/27/15	639,923	640,141
KKR Financial CLO Ltd., 2007-1A, “A”, FRN, 0.67%, 5/15/21	4/8/15	783,471	784,706
Total Restricted Securities			$3,528,620
% of Net assets			0.6%

23

Consolidated Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced

Derivative Contracts at 10/31/15

Futures Contracts at 10/31/15

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr (Short)	USD	105	$12,576,211	December - 2015	$(8,568)

Swap Agreements at 10/31/15

Expiration		Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Total Return Swap Agreements
3/14/16	USD	5,454,818 (Long	)	Citibank N.A.	BCOMGCTR (floating rate)	0.10% (floating rate)	$135,761
4/18/16	USD	63,130,174 (Long	)	Goldman Sachs International	BCOMTR (floating rate)	0.10% (floating rate)	220
5/17/16	USD	17,887,364 (Long	)	Citibank N.A.	BCOMTR (floating rate)	0.11% (floating rate)	61,580
8/22/16	USD	16,078,713 (Long	)	Citibank N.A.	BCOMF3T (floating rate)	0.15% (floating rate)	126,216
10/3/16	USD	8,066,325 (Long	)	Goldman Sachs International	BCOMSYTR (floating rate)	0.15% (floating rate)	15

							$323,792

Liability Derivatives
Total Return Swap Agreements
11/16/15	USD	13,567,865 (Long	)	Morgan Stanley Capital Services, Inc.	BCOMF3T (floating rate)	0.30% (floating rate)	$(346)
1/5/16	USD	18,641,936 (Long	)	JPMorgan Chase Bank N.A	BCOMF3T (floating rate)	0.13% (floating rate)	(47)
1/11/16	USD	19,228,455 (Long	)	JPMorgan Chase Bank N.A	BCOMF3T (floating rate)	0.12% (floating rate)	(37)
1/11/16	USD	20,014,661 (Long	)	JPMorgan Chase Bank N.A	BCOMF3T (floating rate)	0.13% (floating rate)	(50)
1/25/16	USD	28,204,097 (Long	)	JPMorgan Chase Bank N.A	BCOMTR (floating rate)	0.10% (floating rate)	(25)
2/8/16	USD	25,205,999 (Long	)	Goldman Sachs International	BCOMTR (floating rate)	0.10% (floating rate)	(22)

24

Consolidated Portfolio of Investments – continued

Swap Agreements at 10/31/15 - continued

Expiration		Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Liability Derivatives - continued
Total Return Swap Agreements - continued
4/18/16	USD	13,527,894 (Long	)	Morgan Stanley Capital Services, Inc.	BCOMTR (floating rate)	0.12% (floating rate)	$(27)
4/18/16	USD	63,130,174 (Long	)	JPMorgan Chase Bank N.A	BCOMTR (floating rate)	0.09% (floating rate)	(23)
5/17/16	USD	1,882,465 (Short	)	JPMorgan Chase Bank N.A.	0.08% (floating rate)	BCOMHOTR (floating rate)	(266)
5/17/16	USD	2,280,538 (Long	)	Goldman Sachs International	BCOMGCTR (floating rate)	0.09% (floating rate)	(1)
5/17/16	USD	3,929,796 (Short	)	Goldman Sachs International	0.07% (floating rate)	BCOMCOT (floating rate)	(467)
5/17/16	USD	4,011,633 (Short	)	Goldman Sachs International	0.07% (floating rate)	BCOMCLTR (floating rate)	(471)
5/17/16	USD	5,236,270 (Long	)	Morgan Stanley Capital Services, Inc.	BCOMCTTR (floating rate)	0.18% (floating rate)	(26)
5/17/16	USD	8,547,029 (Long	)	Morgan Stanley Capital Services, Inc.	BCOMTR (floating rate)	0.12% (floating rate)	(17)
5/17/16	USD	14,953,103 (Long	)	Goldman Sachs International	BCOMF3T (floating rate)	0.13% (floating rate)	(38)
5/17/16	USD	42,735,147 (Long	)	JPMorgan Chase Bank N.A	BCOMTR (floating rate)	0.09% (floating rate)	(15)
5/17/16	USD	51,282,177 (Long	)	Goldman Sachs International	BCOMTR (floating rate)	0.09% (floating rate)	(18)
7/18/16	USD	6,042,321 (Long	)	Morgan Stanley Capital Services, Inc.	BCOMSMT (floating rate)	0.25% (floating rate)	(54)
8/1/16	USD	2,812,965 (Long	)	Morgan Stanley Capital Services, Inc.	BCOMCTTR (floating rate)	0.18% (floating rate)	(14)
8/1/16	USD	7,554,800 (Long	)	Goldman Sachs International	BCOMWHTR (floating rate)	0.18% (floating rate)	(39)
9/12/16	USD	9,912,290 (Long	)	JPMorgan Chase Bank N.A	BCOMTR (floating rate)	0.09% (floating rate)	(4)
9/12/16	USD	17,114,078 (Long	)	Goldman Sachs International	BCOMF3T (floating rate)	0.13% (floating rate)	(45)
9/19/16	USD	3,148,495 (Long	)	JPMorgan Chase Bank N.A	BCOMSITR (floating rate)	0.10% (floating rate)	(3)
10/3/16	USD	8,010,361 (Short	)	Morgan Stanley Capital Services, Inc.	0.10% (floating rate)	BCOMKCTR (floating rate)	(1,364)
10/3/16	USD	21,845,041 (Long	)	JPMorgan Chase Bank N.A	BCOMF3T (floating rate)	0.13% (floating rate)	(55)
10/18/16	USD	2,848,314 (Short	)	Morgan Stanley Capital Services, Inc.	0.08% (floating rate)	BCOMHOTR (floating rate)	(404)
10/31/16	USD	4,088,616 (Short	)	Morgan Stanley Capital Services, Inc.	0.05% (floating rate)	BCOMNGTR (floating rate)	(412)
10/31/16	USD	12,013,089 (Long	)	Goldman Sachs International	BCOMTR (floating rate)	0.10% (floating rate)	(12)

25

Consolidated Portfolio of Investments – continued

Swap Agreements at 10/31/15 - continued

Expiration		Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Liability Derivatives - continued
Total Return Swap Agreements - continued
11/21/16	USD	1,956,755 (Long	)	Morgan Stanley Capital Services, Inc.	BCOMSMT (floating rate)	0.25% (floating rate)	$(29)
11/21/16	USD	5,000,000 (Short	)	Citibank N.A.	0.10% (floating rate)	BCOMKWT (floating rate)	(138,045)
11/21/16	USD	5,948,627 (Long	)	JPMorgan Chase Bank N.A	BCOMTR (floating rate)	0.09% (floating rate)	(37)
11/21/16	USD	8,031,553 (Long	)	Goldman Sachs International	BCOMCNTR (floating rate)	0.16% (floating rate)	(79)
11/21/16	USD	10,239,816 (Long	)	Goldman Sachs International	BCOMSBTR (floating rate)	0.16% (floating rate)	(101)
12/1/16	USD	39,000,000 (Long	)	Goldman Sachs International	BCOMF3T (floating rate)	0.13% (floating rate)	—
10/30/15	USD	36,410,547 (Long	)	Goldman Sachs International	BCOMF3T (floating rate)	0.13% (floating rate)	(4,153)

							$(146,746)

At October 31, 2015, the fund had cash collateral of $43,416,471 and liquid securities with an aggregate value of $109,462 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted Cash” in the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

BCOMCLTR	Bloomberg WTI Crude Oil Subindex Total Return, this index is composed of composed of futures contracts on WTI crude oil. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMCNTR	Bloomberg Corn Subindex Total Return, this index is composed of futures contracts on corn. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMCOT	Bloomberg Brent Crude Subindex Total Return, this index composed of futures contracts on brent crude.
BCOMCTTR	Bloomberg Cotton Subindex Total Return, this index is of futures contracts on cotton. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMF3T	Bloomberg Commodity Index 3 Month Forward Total Return, this index is composed of longer-dated futures contracts on 19 physical commodities.
BCOMGCTR	Bloomberg Gold Subindex Total Return, this index is composed of futures contracts on gold.
BCOMHOTR	Bloomberg Heating Oil Subindex Total Return, this index is composed of futures contracts on heating oil. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMKCTR	Bloomberg Coffee Subindex Total Return, this index is composed of futures contracts on coffee. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMKWT	Bloomberg Kansas Wheat Subindex Total Return, this index is composed of futures contracts on wheat and Kansas wheat. It is quoted in USD.

26

Consolidated Portfolio of Investments – continued

BCOMNGTR	Bloomberg Natural Gas Subindex Total Return, this index is composed of futures contracts on natural gas. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMSBTR	Bloomberg Sugar Subindex Total Return, this index is composed of futures contracts on sugar. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMSITR	Bloomberg Silver Subindex Total Return, this index is composed of futures contracts on silver.
BCOMSMT	Bloomberg Soybean Meal Subindex Total Return, this index is composed of futures contracts on soybean meal.
BCOMSYTR	Bloomberg Soybeans Subindex Total Return, this index is composed of futures contracts on soybeans.
BCOMTR	Bloomberg Commodity Index Total Return, this index is composed of futures contracts on 19 physical commodities.
BCOMWHTR	Bloomberg Wheat Subindex Total Return, this index is composed of futures contracts on wheat. It reflects the return on fully collateralized futures positions. It is quoted in USD.

See Notes to Consolidated Financial Statements

27

Financial Statements

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

At 10/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $423,420,592)	$423,087,670
Underlying affiliated funds, at cost and value	60,128,667
Total investments, at value (identified cost, $483,549,259)	$483,216,337
Cash	36,411,820
Restricted cash	43,416,471
Receivables for
Due from brokers	2,063,512
Daily variation margin on open futures contracts	820
Investments sold	381,831
Fund shares sold	716,064
Interest	1,556,833
Swaps, at value	323,792
Other assets	2
Total assets	$568,087,482
Liabilities
Payables for
Investments purchased	$9,946,540
Due to broker	1,866,221
TBA purchase commitments	697,508
Fund shares reacquired	381
Swaps, at value	146,746
Payable to affiliates
Investment adviser	31,125
Shareholder servicing costs	73
Distribution and service fees	1
Payable for independent Trustees’ compensation	12
Accrued expenses and other liabilities	131,718
Total liabilities	$12,820,325
Net assets	$555,267,157
Net assets consist of
Paid-in capital	$638,166,187
Unrealized appreciation (depreciation) on investments	(164,444)
Accumulated net realized gain (loss) on investments	(84,692,143)
Undistributed net investment income	1,957,557
Net assets	$555,267,157
Shares of beneficial interest outstanding	93,448,381

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$48,428	8,171	$5.93
Class I	48,461	8,157	5.94
Class R5	555,170,268	93,432,053	5.94

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $6.29 [100 / 94.25 x $5.93]. Redemption price per share was equal to the net asset value per share for Classes I and R5.

See Notes to Consolidated Financial Statements

28

Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS

Year ended 10/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$6,026,334
Dividends from underlying affiliated funds	47,154
Foreign taxes withheld	(9)
Total investment income	$6,073,479
Expenses
Management fee	$4,222,915
Distribution and service fees	198
Shareholder servicing costs	232
Administrative services fee	98,994
Independent Trustees’ compensation	15,456
Custodian fee	72,071
Shareholder communications	14,962
Audit and tax fees	83,923
Legal fees	39,437
Miscellaneous	131,147
Total expenses	$4,679,335
Fees paid indirectly	(3,288)
Reduction of expenses by investment adviser	(37,992)
Net expenses	$4,638,055
Net investment income	$1,435,424
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$(16,759,514)
Futures contracts	(93,384)
Swap agreements	(144,668,496)
Net realized gain (loss) on investments	$(161,521,394)
Change in unrealized appreciation (depreciation)
Investments	$6,999,364
Futures contracts	(8,568)
Swap agreements	(2,539,755)
Net unrealized gain (loss) on investments	$4,451,041
Net realized and unrealized gain (loss) on investments	$(157,070,353)
Change in net assets from operations	$(155,634,929)

See Notes to Consolidated Financial Statements

29

Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 10/31/15	Period ended 10/31/14 (z)	Year ended 4/30/14
Change in net assets
From operations
Net investment income	$1,435,424	$126,059	$918,990
Net realized gain (loss) on investments	(161,521,394)	(38,230,382)	(23,592,004)
Net unrealized gain (loss) on investments	4,451,041	(50,407,864)	44,818,734
Change in net assets from operations	$(155,634,929)	$(88,512,187)	$22,145,720
Distributions declared to shareholders
From net investment income	$(1,300,442)	$—	$(2,800,083)
Change in net assets from fund share transactions	$172,515,876	$80,976,583	$114,081,738
Total change in net assets	$15,580,505	$(7,535,604)	$133,427,375
Net assets
At beginning of period	539,686,652	547,222,256	413,794,881
At end of period (including undistributed net investment income of $1,957,557, $920,938, and $343,546, respectively)	$555,267,157	$539,686,652	$547,222,256

(z)	For the period May 1, 2014 through October 31, 2014. On June 10, 2014, the fund changed its fiscal year-end from April 30 to October 31.

See Notes to Consolidated Financial Statements

30

Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended 10/31/15		Period ended 10/31/14 (z)		Years ended 4/30				Period ended 4/30/11 (c)
					2014		2013	2012
Net asset value, beginning of period	$7.88		$9.28		$9.09		$9.57	$14.49	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$(0.01)		$(0.00	)(w)	$0.01	$0.01	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.95)		(1.39)		0.22		(0.43)	(2.99)	4.53
Total from investment operations	$(1.95)		$(1.40)		$0.22		$(0.42)	$(2.98)	$4.51
Less distributions declared to shareholders
From net investment income	$—		$—		$(0.03)		$(0.06)	$(0.08)	$(0.02)
From net realized gain on investments	—		—		—		—	(1.86)	—
Total distributions declared to shareholders	$—		$—		$(0.03)		$(0.06)	$(1.94)	$(0.02)
Net asset value, end of period (x)	$5.93		$7.88		$9.28		$9.09	$9.57	$14.49
Total return (%) (r)(s)(t)(x)	(24.75)		(15.09	)(n)	2.40		(4.38)	(19.96)	45.09	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08		1.10	(a)	1.06		1.07	1.08	1.06	(a)
Expenses after expense reductions (f)	1.07		1.10	(a)	1.05		1.07	1.08	1.06	(a)
Net investment income (loss)	(0.00	)(w)	(0.20	)(a)	(0.05)		0.13	0.11	(0.18	)(a)
Portfolio turnover	51		21	(n)	43		54	70	30	(n)
Net assets at end of period (000 omitted)	$48		$97		$114		$111	$116	$145

See Notes to Consolidated Financial Statements

31

Consolidated Financial Highlights – continued

Class I	Year ended 10/31/15	Period ended 10/31/14 (z)		Years ended 4/30			Period ended 4/30/11 (c)
				2014	2013	2012
Net asset value, beginning of period	$7.90	$9.28		$9.10	$9.57	$14.50	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.00	(w)	$0.02	$0.05	$0.04	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(1.96)	(1.38)		0.21	(0.43)	(3.00)	4.52
Total from investment operations	$(1.94)	$(1.38)		$0.23	$(0.38)	$(2.96)	$4.53
Less distributions declared to shareholders
From net investment income	$(0.02)	$—		$(0.05)	$(0.09)	$(0.11)	$(0.03)
From net realized gain on investments	—	—		—	—	(1.86)	—
Total distributions declared to shareholders	$(0.02)	$—		$(0.05)	$(0.09)	$(1.97)	$(0.03)
Net asset value, end of period (x)	$5.94	$7.90		$9.28	$9.10	$9.57	$14.50
Total return (%) (r)(s)(x)	(24.63)	(14.87	)(n)	2.56	(4.03)	(19.78)	45.38	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.85	(a)	0.81	0.81	0.83	0.82	(a)
Expenses after expense reductions (f)	0.82	0.85	(a)	0.80	0.81	0.83	0.82	(a)
Net investment income	0.25	0.05	(a)	0.20	0.50	0.37	0.06	(a)
Portfolio turnover	51	21	(n)	43	54	70	30	(n)
Net assets at end of period (000 omitted)	$48	$80		$94	$92	$324,532	$286,514

See Notes to Consolidated Financial Statements

32

Consolidated Financial Highlights – continued

Class R5	Year ended 10/31/15	Period ended 10/31/14 (z)		Years ended 4/30
				2014	2013 (i)
Net asset value, beginning of period	$7.90	$9.29		$9.10	$10.03
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.00	(w)	$0.02	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(1.96)	(1.39)		0.22	(0.86	)(g)
Total from investment operations	$(1.94)	$(1.39)		$0.24	$(0.84)
Less distributions declared to shareholders
From net investment income	$(0.02)	$—		$(0.05)	$(0.09)
Net asset value, end of period (x)	$5.94	$7.90		$9.29	$9.10
Total return (%) (r)(s)(x)	(24.63)	(14.96	)(n)	2.67	(8.44	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.86	(a)	0.81	0.82	(a)
Expenses after expense reductions (f)	0.83	0.85	(a)	0.81	0.82	(a)
Net investment income	0.26	0.05	(a)	0.19	0.31	(a)
Portfolio turnover	51	21	(n)	43	54
Net assets at end of period (000 omitted)	$555,170	$539,510		$547,015	$413,592

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, June 2, 2010, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales and fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, September 4, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount and ratio were less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(z)	For the period May 1, 2014 through October 31, 2014. On June 10, 2014, the fund changed its fiscal year-end from April 30 to October 31.

See Notes to Consolidated Financial Statements

33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) Business and Organization

MFS Commodity Strategy Fund (the fund) is a non-diversified series of MFS Series Trust XV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

Principles of Consolidation – The fund gains exposure to the commodities markets by primarily investing the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (“Subsidiary”). The fund will not invest directly in commodities. The fund may invest up to 25% of its assets (at the time of purchase) in the Subsidiary. The Subsidiary has the same objective, strategies, and restrictions as the fund, except that the Subsidiary gains exposure to the commodities market by investing primarily in commodity-linked futures, options, and swaps, instead of commodity linked-notes. The fund may also gain exposure to the commodities markets by investing the fund’s assets directly in commodity-linked notes. The fund also invests directly in debt securities, and the Subsidiary may also invest in debt securities. The fund’s initial investment in the Subsidiary occurred on May 16, 2014. As of October 31, 2015, the Subsidiary’s net assets were $107,334,514, which represented 19.3% of the fund’s net assets. The fund’s financial statements have been consolidated and include the accounts of the fund and the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation.

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Consolidated Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in commodity-linked structured notes as part of its principal investment strategy. These structured notes are subject to prepayment, basis and counterparty risks. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master

34

Notes to Consolidated Financial Statements – continued

Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets, including commodity-linked structured notes, generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the

35

Notes to Consolidated Financial Statements – continued

security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and swap agreements. The following is a summary of the levels used as of October 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$10,853,015	$—	$10,853,015
Non-U.S. Sovereign Debt	—	24,420,137	—	24,420,137
U.S. Corporate Bonds	—	160,818,001	—	160,818,001
Residential Mortgage-Backed Securities	—	8,300,704	—	8,300,704
Commercial Mortgage-Backed Securities	—	2,614,456	—	2,614,456
Asset-Backed Securities (including CDOs)	—	65,214,487	—	65,214,487
Foreign Bonds	—	123,724,307	—	123,724,307
Short Term Securities	—	27,142,563		27,142,563
Mutual Funds	60,128,667	—	—	60,128,667
Total Investments	$60,128,667	$423,087,670	$—	$483,216,337

Other Financial Instruments
Futures Contracts	$(8,568)	$—	$—	$(8,568)
Swap Agreements	—	177,046	—	177,046

For further information regarding security characteristics, see the Consolidated Portfolio of Investments.

36

Notes to Consolidated Financial Statements – continued

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and swap agreements. The fund’s period end derivatives, as presented in the Consolidated Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2015 as reported in the Consolidated Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(8,568)
Commodity	Total Return Swap	323,792	(146,746)
Total		$323,792	$(155,314)

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2015 as reported in the Consolidated Statement of Operations:

Risk	Futures Contracts	Swap Agreements
Interest Rate	$(93,384)	$—
Commodity	—	(144,668,496)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2015 as reported in the Consolidated Statement of Operations:

Risk	Futures Contracts	Swap Agreements
Interest Rate	$(8,568)	$—
Commodity	—	(2,539,755)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the

37

Notes to Consolidated Financial Statements – continued

credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Consolidated Portfolio of Investments.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of October 31, 2015:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$820	$—
Swaps, at value	323,792	(146,746)
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$324,612	$(146,746)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	820	—
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$323,792	$(146,746)

(a)	The amount presented here represents the fund’s current day net variation margin for futures contracts. This amount, which is recognized within the fund’s Consolidated Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund’s Consolidated Portfolio of Investments.

38

Notes to Consolidated Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at October 31, 2015:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Citibank N.A.	$323,557	$(138,045)	$—	$—	$185,512
Goldman Sachs International	235	(235)	—	—	—
Total	$323,792	$(138,280)	$—	$—	$185,512

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at October 31, 2015:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Citibank N.A.	$(138,045)	$138,045	$—	$—	$—
Goldman Sachs International	(5,446)	235	—	5,211	—
JPMorgan Chase Bank N.A.	(562)	—	—	562	—
Morgan Stanley Capital Services, Inc.	(2,693)	—	—	2,693	—
Total	$(146,746)	$138,280	$—	$8,466	$—

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

39

Notes to Consolidated Financial Statements – continued

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Consolidated Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Consolidated Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Consolidated Statement of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Consolidated Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Consolidated Statement of Operations. Collateral for uncleared swaps, in the form of cash or securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. Collateral for cleared swaps, in the form of cash or securities, is posted by the fund directly with the clearing broker.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the

40

Notes to Consolidated Financial Statements – continued

failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into total return swaps on various commodity indexes in order to gain exposure without having to own the underlying commodities. Under a total return swap the fund pays the counterparty interest (based on a fixed or floating rate) and in return receives a payment equal to the increase in the total return of the reference index. To the extent there is a decline in the total return of the index, the fund pays the counterparty for that decline in addition to making the fixed or floating rate interest payment. The total return of the reference index includes changes in the market value of the index and any interest or dividend payments attributable to the index.

Commodity-Linked Structured Notes – The fund invests in commodity-linked structured notes to provide exposure to the investment returns of the commodities markets without investing directly in commodities. A structured note is a type of debt instrument in which an issuer borrows money from the investor, in this case the fund, and pays back the principal adjusted for performance of the underlying index less a fee. The structured notes may be leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are subject to prepayment, basis, and counterparty risk. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only a limited recovery or may obtain no recovery in such circumstances. There is additional risk that the issuer or counterparty may be unable or unwilling to make timely payments of interest or principal. To partially mitigate this risk, MFS typically enters into these transactions with counterparties whose credit rating is investment grade. The structured notes have an automatic redemption feature if the underlying index declines from the entrance date by the amount specified in the agreement. The fund has the option to request prepayment from the issuer at any time. The issuer of the structured note may, under certain circumstances, call back the securities on a date earlier than the maturity date. The net cash payments exchanged, which might require calculation by the issuer or its affiliates, are recorded as a realized gain or loss on investments in the Consolidated Statement of Operations. The value of the structured note, which is adjusted daily, is recorded in the Consolidated Statement of Assets and Liabilities. The daily change in value is recorded as unrealized appreciation or depreciation on

41

Notes to Consolidated Financial Statements – continued

investments in the Consolidated Statement of Operations. The fund records a realized gain or loss when a structured note is sold or matures.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Consolidated Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Consolidated Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset

42

Notes to Consolidated Financial Statements – continued

value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Consolidated Portfolio of Investments. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Consolidated Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Consolidated Portfolio of Investments.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2015, is shown as a reduction of total expenses in the Consolidated Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been

43

Notes to Consolidated Financial Statements – continued

accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last three fiscal years is as follows:

	10/31/15	10/31/14 (z)	4/30/14
Ordinary income (including any short-term capital gains)	$1,300,442	$—	$2,800,083

(z)	For the period May 1, 2014 through October 31, 2014. On June 10, 2014, the fund changed its fiscal year-end from April 30 to October 31.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/15
Cost of investments	$570,006,727
Gross appreciation	988,677
Gross depreciation	(87,779,067)
Net unrealized appreciation (depreciation)	$(86,790,390)
Undistributed ordinary income	1,957,557
Capital loss carryforwards	(83,453,887)
Other temporary differences	85,387,690

As of October 31, 2015, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(71,587,119)
Long-Term	(11,866,768)
Total	$(83,453,887)

44

Notes to Consolidated Financial Statements – continued

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Consolidated Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 10/31/15	Period ended 10/31/14 (z)	Year ended 4/30/14
Class A	$—	$—	$319
Class I	176	—	485
Class R5	1,300,266	—	2,799,279
Total	$1,300,442	$—	$2,800,083

(z)	For the period May 1, 2014 through October 31, 2014. On June 10, 2014, the fund changed its fiscal year-end from April 30 to October 31.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2017. For the year ended October 31, 2015, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2015, the management fee reduction amounted to $37,992 which is included in the reduction of total expenses in the Consolidated Statements of Operations. The management fee incurred for the year ended October 31, 2015 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $0 for the year ended October 31, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

45

Notes to Consolidated Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$198

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of the Class A 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2015, the rebate amount was $0 for Class A.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. There were no contingent deferred sales charges imposed during the year ended October 31, 2015.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC may receive payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended October 31, 2015, out-of-pocket expenses amounted to $232. The fund may also pay shareholder servicing related costs to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2015 was equivalent to an annual effective rate of 0.0176% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

46

Notes to Consolidated Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2015, the fee paid by the fund under this agreement was $2,224 and is included in “Miscellaneous” expense in the Consolidated Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. The Subsidiary does not invest in the MFS Institutional Money Market Portfolio. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Consolidated Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 11, 2013, MFS redeemed 10,059 shares of Class R5 for an aggregate amount of $87,312. On September 9, 2015, MFS redeemed 4,083 shares of Class A for an aggregate amount of $24,335 and 1,988 shares of Class I for an aggregate amount of $11,848.

At October 31, 2015, MFS held 100% of the outstanding shares of Class A and Class I.

(4) Portfolio Securities

For the year ended October 31, 2015, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$31,630,270	$61,085,305
Investments (non-U.S. Government securities)	$181,209,187	$154,730,902

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/15		Period ended 10/31/14 (z)		Year ended 4/30/14
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class R5	26,930,637	$184,561,567	9,937,157	$85,525,747	16,441,431	$140,708,665

Shares issued to shareholders in reinvestment of distributions
Class A	—	$—	—	$—	38	$319
Class I	25	176	—	—	56	485
Class R5	178,854	1,300,266	—	—	329,715	2,799,279
	178,879	$1,300,442	—	$—	329,809	$2,800,083

47

Notes to Consolidated Financial Statements – continued

	Year ended 10/31/15		Period ended 10/31/14 (z)		Year ended 4/30/14
	Shares	Amount	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(4,083)	$(24,335)	—	$—	—	$—
Class I	(1,988)	(11,848)	—	—	—	—
Class R5	(1,986,564)	(13,309,950)	(530,661)	(4,549,164)	(3,318,838)	(29,427,010)
	(1,992,635)	$(13,346,133)	(530,661)	$(4,549,164)	(3,318,838)	$(29,427,010)

Net change
Class A	(4,083)	$(24,335)	—	$—	38	$319
Class I	(1,963)	(11,672)	—	—	56	485
Class R5	25,122,927	172,551,883	9,406,496	80,976,583	13,452,308	114,080,934
	25,116,881	$172,515,876	9,406,496	$80,976,583	13,452,402	$114,081,738

(z)	For the period May 1, 2014 through October 31, 2014. On June 10, 2014, the fund changed its fiscal year-end from April 30 to October 31.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund, and the MFS Lifetime 2040 Fund were the owners of record of approximately 36%, 33%, 15%, 5%, 3%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Income Fund, the MFS Lifetime 2015 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFs Lifetime 2035 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Global Multi-Asset Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2015, the fund’s commitment fee and interest expense were $1,870 and $0, respectively, and are included in “Miscellaneous” expense in the Consolidated Statement of Operations.

48

Notes to Consolidated Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	45,201,631	311,076,400	(296,149,364)	60,128,667

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$47,154	$60,128,667

49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XV and the Shareholders of MFS Commodity Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of MFS Commodity Strategy Fund (one of the series of MFS Series Trust XV) and subsidiary (the “Fund”) as of October 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for the year ended October 31, 2015, for the period ended October 31, 2014, and for the year ended April 30, 2014, and the consolidated financial highlights for each of the periods presented. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Commodity Strategy Fund and subsidiary as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for the year ended October 31, 2015, the period ended October 31, 2014, and the year ended April 30, 2014, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 15, 2015

50

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

51

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies, Director; Dycom Industries, Inc.
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

52

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

53

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

54

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of December 1, 2015, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
James Calmas Benjamin Nastou Natalie Shapiro

55

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

56

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period ended December 31, 2014 relative to the Lipper performance universe. The Fund commenced operations in June 2010; therefore no performance data for the five-year period was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2014, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s three-year performance as compared to its benchmark improved for the period ended December 31, 2014, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into

57

Board Review of Investment Advisory Agreement – continued

account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that MFS has agreed in writing to reduce its advisory fee rate on the Fund’s average daily net assets over $1 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

58

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

59

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016.

60

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

61

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

62

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

October 31, 2015

MFS® GLOBAL ALTERNATIVE STRATEGY FUND

DTR-ANN

MFS® GLOBAL ALTERNATIVE STRATEGY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

The global economy remains vulnerable as central banks continue to play a major role in supporting growth.

Even the resilient U.S. economy has had slower growth, as a strong U.S. dollar and weak overseas markets have hurt exporters. However, robust consumer demand and a recovering housing market have aided the domestic economy, fueled by cheap gasoline and an improving labor market.

China’s transition to a consumer-based, slower-growth economy has weighed on many commodity-exporting nations. And concerns about weakness in China have eroded investor and business confidence around the world. Meanwhile, rising geopolitical concerns will weigh on the eurozone, which is still reliant on the European Central Bank’s support.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

December 15, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)	Tactical Overlay (b)	Net Market Exposure (c)
Fixed Income	U.S.	17.7%	37.5%	55.2%
	United Kingdom	0.2%	8.0%	8.2%
	Europe ex-U.K.	0.5%	5.7%	6.2%
	North America ex-U.S.	0.3%	0.0%	0.3%
	Emerging Markets	0.2%	0.0%	0.2%
	Japan	0.2%	0.0%	0.2%
	Asia/Pacific ex-Japan	0.1%	0.0%	0.1%
Equity	Europe ex-U.K.	8.8%	11.0%	19.8%
	U.S. Small/Mid Cap	19.4%	(3.5)%	15.9%
	Japan	3.5%	2.9%	6.4%
	Emerging Markets	1.6%	0.0%	1.6%
	North America ex-U.S.	0.6%	(0.4)%	0.2%
	Developed - Middle East/Africa	0.2%	0.0%	0.2%
	Asia/Pacific ex-Japan	1.2%	(3.7)%	(2.5)%
	United Kingdom	4.9%	(11.8)%	(6.9)%
	U.S. Large Cap	26.7%	(33.9)%	(7.2)%
Cash	Cash & Cash Equivalents (d)	3.7%	8.9%	12.6%
	Other (e)	0.0%	(10.5)%	(10.5)%

Top ten holdings (c)
CDX North America Investment Grade Index - 1.00 DEC 2020	44.4%
DAX Index Future - DEC 2015	9.4%
Euro STOXX 50 Index Future - DEC 2015	8.7%
S&P 500 Index Option - DEC 2016	5.9%
Euro-BTP Italian 10 yr Note Future - DEC 2015	5.0%
AEX Index Future - NOV 2015	4.3%
E-mini S&P MidCap 400 Index Future - DEC 2015	(5.2)%
FTSE 100 Index Future - DEC 2015	(11.7)%
OMX Index Future - NOV 2015	(12.4)%
S&P 500 Index Future - DEC 2015	(43.4)%

Portfolio Composition – continued

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
(e)	Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 10/31/15.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

MFS and UBS Global Asset Management (Americas), Inc. (“UBS”), the fund’s subadviser, seek to achieve a total rate of return for the MFS Global Alternative Strategy Fund (“fund”) that meets or exceeds the Citigroup 1-Month T-Bill Index plus 2% to 4%, net of fund expenses, over a full market cycle. There is no assurance that the fund will meet this target over the long term or for any year or period of years.

MFS and UBS seek to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of U.S. and foreign equity securities and debt instruments and (2) a tactical asset allocation overlay to manage the fund’s exposure to asset classes, markets, and currencies, primarily using derivatives.

The fund’s investment strategy attempts to separate security selection decisions from asset class, market, and currency exposure decisions. As a result, MFS’ contribution to the fund’s return will primarily be a function of the quality of its individual security selection compared to securities in the applicable market and UBS’ contribution will primarily be a function of the quality of its tactical asset allocation overlay.

For the twelve months ended October 31, 2015, Class A shares of the fund provided a total return of –1.76%, at net asset value. This compares with a return of 0.80% for the fund’s benchmark, the Barclays 1-3 Year U.S. Treasury Bond Index. For the same period, Citigroup 1-Month T-Bill Index generated a total return of 0.01%.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve appears ready to tighten monetary conditions, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank, which instituted a large quantitative easing program in January of 2015. Poor policy management by the Chinese government roiled global markets over the summer, beginning with the poorly executed response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently stabilized the currency and ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: weaker Chinese growth, and the resulting decline in commodity prices, in addition to prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Management Review – continued

Factors Affecting Performance

Security selection contributed to performance, particularly within the international value, quant value, large cap value and large cap growth segments, and outweighed weaker performance in the small cap growth and quant core segments.

The derivatives overlay used to tactically manage the fund’s allocation across and within equity and fixed income markets detracted from results during the reporting period due to the timing of equity market exposure changes throughout the period.

Within the derivatives overlay used to tactically manage the currency allocation of the fund, strong gains from short exposures to both the New Zealand dollar and Malaysian Ringgit were offset by weak results from long exposures to the Mexican Peso, euro and Japanese yen.

Respectfully,

Curt Custard	Jonathan Davies	Andreas Koester
Portfolio Manager	Portfolio Manager	Portfolio Manager

Benjamin Nastou	Natalie Shapiro
Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 10/31/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	12/20/07	(1.76)%	4.59%	2.34%
B	12/20/07	(2.51)%	3.81%	1.60%
C	12/20/07	(2.47)%	3.82%	1.59%
I	12/20/07	(1.44)%	4.88%	2.63%
R1	12/20/07	(2.51)%	3.81%	1.59%
R2	12/20/07	(1.98)%	4.33%	2.10%
R3	12/20/07	(1.72)%	4.60%	2.36%
R4	12/20/07	(1.94)%	4.78%	2.57%
R5	12/20/07	(1.29)%	4.92%	2.63%
Comparative benchmarks
Barclays 1-3 Year U.S. Treasury Bond Index (f)		0.80%	0.70%	1.76%
Citigroup 1-Month U.S. Treasury Bill Index (f)		0.01%	0.04%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		(7.41)%	3.36%	1.57%
B With CDSC (Declining over six years from 4% to 0%) (v)		(6.41)%	3.47%	1.60%
C With CDSC (1% for 12 months) (v)		(3.44)%	3.82%	1.59%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Barclays 1-3 Year U.S. Treasury Bond Index – measures the performance of Public obligations of the U.S. Treasury with a remaining maturity from 1 up to (but not including) 3 years.

Citigroup 1-Month U.S. Treasury Bill Index – a market capitalization-weighted index that is designed to measure the performance of public obligations of the U.S. Treasury with maturities of one month.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

May 1, 2015 through October 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/15	Ending Account Value 10/31/15	Expenses Paid During Period (p) 5/01/15-10/31/15
A	Actual	1.40%	$1,000.00	$963.76	$6.93
	Hypothetical (h)	1.40%	$1,000.00	$1,018.15	$7.12
B	Actual	2.15%	$1,000.00	$960.19	$10.62
	Hypothetical (h)	2.15%	$1,000.00	$1,014.37	$10.92
C	Actual	2.15%	$1,000.00	$960.15	$10.62
	Hypothetical (h)	2.15%	$1,000.00	$1,014.37	$10.92
I	Actual	1.15%	$1,000.00	$965.90	$5.70
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85
R1	Actual	2.15%	$1,000.00	$960.04	$10.62
	Hypothetical (h)	2.15%	$1,000.00	$1,014.37	$10.92
R2	Actual	1.65%	$1,000.00	$962.44	$8.16
	Hypothetical (h)	1.65%	$1,000.00	$1,016.89	$8.39
R3	Actual	1.40%	$1,000.00	$964.72	$6.93
	Hypothetical (h)	1.40%	$1,000.00	$1,018.15	$7.12
R4	Actual	1.13%	$1,000.00	$961.33	$5.59
	Hypothetical (h)	1.13%	$1,000.00	$1,019.51	$5.75
R5	Actual	1.07%	$1,000.00	$966.09	$5.30
	Hypothetical (h)	1.07%	$1,000.00	$1,019.81	$5.45

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

10/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 66.6%
Issuer	Shares/Par	Value ($)
Aerospace - 1.2%
General Dynamics Corp.	13,485	$2,003,600
Honeywell International, Inc.	1,512	156,159
L-3 Communications Holdings, Inc.	2,384	301,335
Northrop Grumman Corp.	19,963	3,748,053
Rockwell Collins, Inc.	3,256	282,360
Rolls-Royce Holdings PLC	103,329	1,095,132
Saab AB, “B”	14,771	416,148
TransDigm Group, Inc. (a)	3,034	667,025
United Technologies Corp.	11,521	1,133,782

		$9,803,594
Airlines - 0.1%
Alaska Air Group, Inc.	2,520	$192,150
Delta Air Lines, Inc.	4,466	227,051
Stagecoach Group PLC	100,917	538,285

		$957,486
Alcoholic Beverages - 1.1%
Constellation Brands, Inc., “A”	13,464	$1,814,940
Diageo PLC, ADR	8,443	971,620
Heineken N.V.	20,958	1,915,622
Molson Coors Brewing Co.	1,785	157,259
Pernod Ricard S.A.	29,433	3,469,635

		$8,329,076
Apparel Manufacturers - 0.9%
Burberry Group PLC	5,920	$121,197
Christian Dior S.A.	1,228	241,851
Global Brands Group Holding Ltd. (a)	372,000	76,748
Hanesbrands, Inc.	7,376	235,589
LVMH Moet Hennessy Louis Vuitton S.A.	15,902	2,965,730
NIKE, Inc., “B”	16,261	2,130,679
Polo Ralph Lauren Corp.	1,085	120,185
PVH Corp.	2,813	255,842
Sequential Brands Group, Inc. (a)	9,144	114,391
VF Corp.	7,915	534,421

		$6,796,633
Automotive - 1.0%
BorgWarner Transmission Systems, Inc.	3,841	$164,472
Delphi Automotive PLC	3,628	301,813

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Automotive - continued
DENSO Corp.	11,200	$518,521
Fenix Parts, Inc. (a)	52,732	415,001
Gentex Corp.	28,209	462,346
GKN PLC	94,346	417,715
Goodyear Tire & Rubber Co.	74,729	2,454,100
Guangzhou Automobile Group Co. Ltd., “H”	464,000	406,482
Harley-Davidson, Inc.	4,844	239,536
Horizon Global Corp. (a)	5,843	51,360
Lear Corp.	3,388	423,703
LKQ Corp. (a)	19,117	566,054
Tofas Turk Otomobil Fabriikasi A.S.	24,878	164,266
USS Co. Ltd.	86,800	1,529,698

		$8,115,067
Biotechnology - 1.0%
Aduro Biotech, Inc. (a)	1,755	$47,403
Alder Biopharmaceuticals, Inc. (a)	1,687	53,950
Alexion Pharmaceuticals, Inc. (a)	11,823	2,080,848
Alnylam Pharmaceuticals, Inc. (a)	907	77,957
AMAG Pharmaceuticals, Inc. (a)	6,563	262,520
Amgen, Inc.	6,118	967,745
Amicus Therapeutics, Inc. (a)	8,115	60,863
Celgene Corp. (a)	8,824	1,082,793
Chiasma, Inc. (a)	2,864	65,127
Esperion Therapeutics, Inc. (a)	1,493	35,832
Exact Sciences Corp. (a)	6,391	53,237
Gilead Sciences, Inc.	23,716	2,564,411
Isis Pharmaceuticals, Inc. (a)	3,795	182,729
MiMedx Group, Inc. (a)	11,675	84,994
NantKwest, Inc. (a)	2,062	24,538
Novavax, Inc. (a)	7,332	49,491
Seres Therapeutics, Inc. (a)	1,550	45,942
Tesaro, Inc. (a)	3,210	145,959
VTV Therapeutics, Inc. (a)	5,088	37,346

		$7,923,685
Broadcasting - 0.5%
Discovery Communications, Inc., “A” (a)	6,363	$187,327
Havas S.A.	55,497	481,505
Interpublic Group of Companies, Inc.	7,041	161,450
Live Nation, Inc. (a)	15,652	426,987
Nielsen Holdings PLC	6,691	317,889
ProSiebenSat.1 Media SE	4,367	236,219
Stroer Media SE	3,150	198,793

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Broadcasting - continued
Time Warner, Inc.	18,563	$1,398,536
Twenty-First Century Fox, Inc.	4,296	131,844
WPP Group PLC	16,603	373,178

		$3,913,728
Brokerage & Asset Managers - 1.4%
Affiliated Managers Group, Inc. (a)	867	$156,285
Apollo Global Management, “A”	3,872	70,741
BlackRock, Inc.	4,061	1,429,350
Computershare Ltd.	95,490	736,095
Credit Suisse Group AG	43,056	1,075,039
Credit Suisse Group AG	19,312	482,800
Franklin Resources, Inc.	2,030	82,743
IG Group Holdings PLC	60,785	707,950
Intercontinental Exchange, Inc.	9,193	2,320,313
LPL Financial Holdings, Inc.	4,992	212,659
NASDAQ, Inc.	54,441	3,151,589
Schroders PLC	15,160	697,147
TD Ameritrade Holding Corp.	4,534	156,287

		$11,278,998
Business Services - 4.8%
Accenture PLC, “A”	53,892	$5,777,222
Amadeus IT Holding S.A.	91,196	3,886,995
Amdocs Ltd.	3,603	214,631
Ashtead Group PLC	31,138	480,023
Brenntag AG	4,622	279,288
Bright Horizons Family Solutions, Inc. (a)	24,337	1,558,055
Brunel International N.V.	15,663	294,183
Bunzl PLC	69,817	2,000,840
Cognizant Technology Solutions Corp., “A” (a)	49,740	3,387,791
Compass Group PLC	307,320	5,301,425
CoStar Group, Inc. (a)	1,364	276,987
CPI Card Group, Inc. (a)	11,740	130,314
Equifax, Inc.	5,924	631,321
Fidelity National Information Services, Inc.	5,925	432,051
First Data Corp. (a)	6,698	106,096
Fiserv, Inc. (a)	6,634	640,247
FleetCor Technologies, Inc. (a)	12,529	1,814,951
Forrester Research, Inc.	5,261	169,772
Gartner, Inc. (a)	19,033	1,725,722
Global Payments, Inc.	9,913	1,352,232
IMS Health Holdings, Inc. (a)	18,854	513,206
Intertek Group PLC	15,385	622,585

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Jones Lang LaSalle, Inc.	6,617	$1,103,120
LifeLock, Inc. (a)	10,891	152,583
Mitsubishi Corp.	9,400	170,286
Nomura Research Institute Ltd.	19,050	776,456
RE/MAX Holdings, Inc., “A”	6,414	241,615
Realogy Holdings Corp. (a)	13,356	522,220
Resources Connection, Inc.	19,600	351,820
Rightmove PLC	15,214	900,395
SGS S.A.	448	853,894
Sodexo	7,259	646,332
Ultimate Software Group, Inc. (a)	1,288	263,203
Univar, Inc. (a)	22,673	400,405
WNS (Holdings) Ltd., ADR (a)	3,887	132,430

		$38,110,696
Cable TV - 0.5%
Charter Communications, Inc., “A” (a)	4,009	$765,478
Comcast Corp., “A”	29,758	1,863,446
Comcast Corp., “Special A”	19,241	1,206,603
Sky PLC	8,513	143,835
Time Warner Cable, Inc.	529	100,193

		$4,079,555
Chemicals - 1.5%
3M Co.	8,016	$1,260,195
Celanese Corp.	3,354	238,302
Givaudan S.A.	874	1,565,056
LyondellBasell Industries N.V., “A”	53,363	4,957,956
Monsanto Co.	6,382	594,930
Orica Ltd.	45,368	533,160
PPG Industries, Inc.	18,545	1,933,502
Victrex PLC	13,284	378,854

		$11,461,955
Computer Software - 1.6%
Adobe Systems, Inc. (a)	15,693	$1,391,341
Aspen Technology, Inc. (a)	38,786	1,605,353
Cadence Design Systems, Inc. (a)	40,097	890,955
Cornerstone OnDemand, Inc. (a)	4,405	138,758
Dassault Systemes S.A.	1,515	119,683
Intuit, Inc.	15,855	1,544,753
OBIC Co. Ltd.	48,200	2,540,662
Oracle Corp.	30,502	1,184,698
Qlik Technologies, Inc. (a)	12,346	387,294

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - continued
Rovi Corp. (a)	4,117	$37,671
Salesforce.com, Inc. (a)	13,124	1,019,866
Symantec Corp.	6,745	138,947
VeriSign, Inc. (a)	22,747	1,833,408

		$12,833,389
Computer Software - Systems - 2.1%
2U, Inc. (a)	6,784	$142,328
Apple, Inc. (s)	41,240	4,928,180
Brother Industries Ltd.	22,000	280,090
Cvent, Inc. (a)	10,994	347,520
Demandware, Inc. (a)	2,536	143,791
EMC Corp.	5,155	135,164
Fleetmatics Group PLC (a)	4,390	244,347
Hewlett-Packard Co. (a)	24,672	665,157
Ingram Micro, Inc., “A”	16,642	495,599
International Business Machines Corp.	6,594	923,688
Lexmark International, Inc., “A”	4,092	132,949
Model N, Inc. (a)	38,764	391,516
NCR Corp. (a)	5,387	143,294
NetApp, Inc.	20,117	683,978
NICE Systems Ltd.	8,816	545,272
NICE Systems Ltd., ADR	8,897	550,013
Proofpoint, Inc. (a)	2,453	172,789
Pure Storage, Inc. (a)	3,385	59,678
Rapid7, Inc. (a)	10,284	211,439
Sabre Corp.	45,458	1,332,829
ServiceNow, Inc. (a)	2,345	191,469
SS&C Technologies Holdings, Inc.	17,837	1,322,614
Tableau Software, Inc., “A” (a)	10,824	908,783
Vantiv, Inc., “A” (a)	16,854	845,228
Venture Corp. Ltd.	24,700	145,694
Western Digital Corp.	1,972	131,769
Xerox Corp.	27,721	260,300

		$16,335,478
Conglomerates - 0.2%
CK Hutchison Holdings Ltd.	21,944	$299,771
DCC PLC	10,550	846,535
First Pacific Co. Ltd.	360,000	245,711

		$1,392,017
Construction - 1.1%
Armstrong World Industries, Inc. (a)	3,850	$191,037
Beacon Roofing Supply, Inc. (a)	7,765	274,803

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - continued
Bellway PLC	23,564	$943,030
Fortune Brands Home & Security, Inc.	14,017	733,510
Geberit AG	1,380	445,783
Interface, Inc.	27,653	540,616
Lennox International, Inc.	2,140	284,213
Owens Corning	47,958	2,183,528
Pool Corp.	8,985	732,637
Sherwin-Williams Co.	319	85,119
Stanley Black & Decker, Inc.	3,178	336,804
Summit Materials, Inc., “A” (a)	11,796	248,424
TopBuild Corp. (a)	6,024	169,455
Trex Co., Inc. (a)	2,784	108,771
Vulcan Materials Co.	14,065	1,358,398

		$8,636,128
Consumer Products - 2.2%
Colgate-Palmolive Co. (s)	40,831	$2,709,137
Estee Lauder Cos., Inc., “A”	9,294	747,795
Kao Corp.	36,100	1,843,858
Kimberly-Clark Corp.	845	101,155
Kobayashi Pharmaceutical Co. Ltd.	44,600	3,454,814
L’Oreal S.A.	12,624	2,305,103
Newell Rubbermaid, Inc.	31,066	1,318,130
Reckitt Benckiser Group PLC	41,634	4,071,768
Sensient Technologies Corp.	8,552	558,189
Uni-Charm Corp.	10,600	225,910

		$17,335,859
Consumer Services - 0.7%
Asante, Inc.	26,700	$331,509
Carriage Services, Inc.	9,264	199,269
Estacio Participacoes S.A., ADR	122,918	499,047
Houghton Mifflin Harcourt Co. (a)	5,495	107,647
Nord Anglia Education, Inc. (a)	12,067	236,513
Priceline Group, Inc. (a)	1,304	1,896,329
Servicemaster Global Holdings, Inc. (a)	69,940	2,493,361
Strayer Education, Inc. (a)	2,305	121,981

		$5,885,656
Containers - 0.4%
Brambles Ltd.	211,036	$1,562,084
Crown Holdings, Inc. (a)	2,045	108,467
Fuji Seal International, Inc.	9,900	334,945
Graphic Packaging Holding Co.	27,232	385,605

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Containers - continued
Greif, Inc., “A”	9,332	$305,903
Multi Packaging Solutions International Ltd. (a)	13,674	223,570
Owens-Illinois, Inc. (a)	7,001	150,872

		$3,071,446
Electrical Equipment - 1.9%
Advanced Drainage Systems, Inc.	11,655	$366,200
AMETEK, Inc.	30,938	1,696,021
Amphenol Corp., “A”	7,510	407,192
Danaher Corp.	58,285	5,438,573
Legrand S.A.	1,877	103,078
Mettler-Toledo International, Inc. (a)	5,955	1,851,945
MSC Industrial Direct Co., Inc., “A”	7,816	490,610
Pentair PLC	3,421	191,302
Schneider Electric S.A.	26,504	1,605,313
Siemens AG	4,780	480,954
Spectris PLC	22,838	586,902
TriMas Corp. (a)	13,749	275,117
Tyco International PLC	39,846	1,451,988
W.W. Grainger, Inc.	471	98,910
WESCO International, Inc. (a)	5,531	270,632

		$15,314,737
Electronics - 2.2%
Analog Devices, Inc.	25,876	$1,555,665
Avago Technologies Ltd.	5,051	621,930
Broadcom Corp., “A”	55,215	2,838,051
Freescale Semiconductor Ltd. (a)	3,192	106,900
Halma PLC	182,538	2,148,493
Infineon Technologies AG	18,373	226,182
Intel Corp.	32,768	1,109,524
Iriso Electronics Co. Ltd.	2,990	131,115
Keysight Technologies, Inc. (a)	5,819	192,493
Lattice Semiconductor Corp. (a)	29,490	135,064
Maxim Integrated Products, Inc.	2,997	122,817
MediaTek, Inc.	27,000	209,594
Microchip Technology, Inc.	3,864	186,593
Monolithic Power Systems, Inc.	3,249	202,803
NVIDIA Corp.	2,720	77,166
NXP Semiconductors N.V. (a)	783	61,348
Plexus Corp. (a)	7,856	271,975
Silicon Laboratories, Inc. (a)	4,451	222,416
Siliconware Precision Industries Co. Ltd., ADR	69,547	465,269
Stanley Electric Co. Ltd.	9,900	188,078

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electronics - continued
Taiwan Semiconductor Manufacturing Co. Ltd.	96,654	$408,514
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	188,688	4,143,588
Texas Instruments, Inc.	29,754	1,687,647
Ultratech, Inc. (a)	10,849	169,570

		$17,482,795
Energy - Independent - 1.9%
Anadarko Petroleum Corp.	1,670	$111,690
Antero Resources Corp. (a)	6,091	143,565
Cabot Oil & Gas Corp.	1,791	38,883
Cairn Energy PLC (a)	32,446	75,028
Cimarex Energy Co.	1,489	175,791
Concho Resources, Inc. (a)	2,367	274,359
Energen Corp.	6,832	397,281
EOG Resources, Inc.	1,978	169,811
EQT Corp.	3,624	239,438
Galp Energia SGPS S.A.	13,172	142,485
Hess Corp.	4,334	243,614
HollyFrontier Corp.	3,733	182,805
INPEX Corp.	213,900	2,038,923
Marathon Petroleum Corp.	62,673	3,246,461
Memorial Resource Development Corp. (a)	32,504	574,996
Noble Energy, Inc.	4,331	155,223
Occidental Petroleum Corp.	20,104	1,498,552
Oil Search Ltd.	29,954	167,185
PDC Energy, Inc. (a)	4,834	291,684
Pioneer Natural Resources Co.	428	58,696
SM Energy Co.	7,836	261,331
TORC Oil & Gas Ltd.	42,682	216,413
Valero Energy Corp.	50,552	3,332,388
WPX Energy, Inc. (a)	167,301	1,147,685

		$15,184,287
Energy - Integrated - 0.3%
BG Group PLC	25,175	$397,800
Exxon Mobil Corp.	19,065	1,577,438
Royal Dutch Shell PLC, “A”	11,161	290,778

		$2,266,016
Engineering - Construction - 0.0%
Stantec, Inc.	8,894	$223,234
Team, Inc. (a)	4,828	168,980

		$392,214

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Entertainment - 0.3%
Carmike Cinemas, Inc. (a)	5,394	$138,140
International Speedway Corp.	4,737	164,327
Netflix, Inc. (a)	17,605	1,908,030

		$2,210,497
Food & Beverages - 3.3%
Amplify Snack Brands, Inc. (a)	6,827	$82,470
Blue Buffalo Pet Products, Inc. (a)	6,001	107,658
Britvic PLC	48,195	519,339
Bunge Ltd.	15,350	1,119,936
Coca-Cola Co.	27,455	1,162,719
Danone S.A.	87,298	6,087,185
Flex Pharma, Inc. (a)	2,842	32,200
Freshpet, Inc. (a)	24,380	237,705
General Mills, Inc.	17,618	1,023,782
Ingredion, Inc.	36,880	3,505,813
J.M. Smucker Co.	2,189	256,967
Kellogg Co.	3,483	245,621
M. Dias Branco S.A. Industria e Comercio de Alimentos	4,018	72,826
McCormick & Co., Inc.	2,519	211,546
Mead Johnson Nutrition Co., “A”	4,510	369,820
Mondelez International, Inc.	38,707	1,786,715
Nestle S.A.	74,183	5,673,767
Nestle S.A., ADR	18,055	1,376,152
Performance Food Group Co. (a)	6,073	138,282
Pinnacle Foods, Inc.	6,973	307,370
Snyders-Lance, Inc.	7,071	251,303
Tate & Lyle PLC	51,187	471,487
Tyson Foods, Inc., “A”	5,740	254,626
WhiteWave Foods Co., “A” (a)	12,351	506,144

		$25,801,433
Food & Drug Stores - 0.9%
Alimentation Couche-Tard, Inc.	11,348	$495,908
Booker Group PLC	151,824	435,571
Cosmos Pharmaceutical Corp.	936	116,582
CVS Health Corp.	37,063	3,661,083
Empire Co. Ltd., “A”	5,820	121,910
FamilyMart Co. Ltd.	5,600	228,580
Kroger Co.	46,811	1,769,456
Sundrug Co. Ltd.	3,900	205,290
United Natural Foods, Inc. (a)	3,890	196,251
Walgreens Boots Alliance, Inc.	1,114	94,334

		$7,324,965

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Gaming & Lodging - 1.0%
Carnival Corp.	12,345	$667,618
Diamond Resorts International, Inc. (a)	6,079	172,887
La Quinta Holdings, Inc. (a)	83,150	1,259,723
Ladbrokes PLC	140,162	228,174
Norwegian Cruise Line Holdings Ltd. (a)	88,254	5,614,719
Royal Caribbean Cruises Ltd.	3,295	324,063
Wynn Resorts Ltd.	256	17,907

		$8,285,091
General Merchandise - 0.6%
Costco Wholesale Corp.	925	$146,261
Dollar Tree, Inc. (a)	7,022	459,871
Five Below, Inc. (a)	10,724	368,262
Kohl’s Corp.	28,317	1,305,980
Ollie’s Bargain Outlet Holdings, Inc. (a)	13,625	215,956
Target Corp.	26,921	2,077,763
Woolworths Holdings Ltd.	62,148	460,395

		$5,034,488
Health Maintenance Organizations - 0.3%
Anthem, Inc.	13,972	$1,944,204
Molina Healthcare, Inc. (a)	2,446	151,652
UnitedHealth Group, Inc.	4,275	503,510

		$2,599,366
Insurance - 3.6%
AIA Group Ltd.	540,600	$3,156,730
Allied World Assurance Co.	9,117	331,494
American International Group, Inc.	29,475	1,858,694
Amlin PLC	71,740	728,817
Aon PLC	14,056	1,311,565
Arthur J. Gallagher & Co.	4,767	208,461
Aspen Insurance Holdings Ltd.	4,763	231,529
Beazley PLC	240,056	1,345,576
Everest Re Group Ltd.	7,037	1,252,375
Fairfax Financial Holdings Ltd.	2,617	1,288,726
Hanover Insurance Group, Inc.	6,135	516,874
Hartford Financial Services Group, Inc.	7,675	355,046
Hiscox Ltd.	23,369	348,548
Jardine Lloyd Thompson Group PLC	38,462	561,801
Lincoln National Corp.	5,225	279,590
MetLife, Inc.	72,722	3,663,734
Prudential Financial, Inc.	33,451	2,759,708
Safety Insurance Group, Inc.	3,857	223,513

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - continued
Sony Financial Holdings, Inc.	10,700	$191,200
Stewart Information Services Corp.	6,943	278,900
Storebrand A.S.A. (a)	52,376	183,263
Third Point Reinsurance Ltd. (a)	25,777	352,372
Travelers Cos., Inc.	22,245	2,511,238
Unum Group	54,343	1,882,985
Validus Holdings Ltd.	44,085	1,952,966
XL Group PLC	5,764	219,493
Zurich Insurance Group AG	1,516	400,760

		$28,395,958
Internet - 1.2%
Alibaba Group Holding Ltd., ADR (a)	2,826	$236,904
Alphabet, Inc., “A” (a)	4,183	3,084,502
Alphabet, Inc., “C” (a)	2,033	1,445,077
eBay, Inc. (a)	16,325	455,468
Facebook, Inc., “A “ (a)	15,481	1,578,598
LinkedIn Corp., “A” (a)	5,471	1,317,800
Marketo, Inc. (a)	8,155	240,002
Naver Corp.	1,807	947,815

		$9,306,166
Leisure & Toys - 0.4%
Brunswick Corp.	2,809	$151,152
Electronic Arts, Inc. (a)	45,015	3,244,231

		$3,395,383
Machinery & Tools - 1.8%
Allison Transmission Holdings, Inc.	84,099	$2,413,641
Atlas Copco AB	17,805	464,738
Burckhardt Compression Holding AG	1,095	382,189
Caterpillar, Inc.	6,900	503,631
Columbus McKinnon Corp.	5,875	109,804
Douglas Dynamics, Inc.	6,058	132,913
Eaton Corp. PLC	3,908	218,496
GEA Group AG	15,290	613,110
Herman Miller, Inc.	5,772	183,146
IPG Photonics Corp. (a)	34,137	2,820,399
Joy Global, Inc.	5,897	101,310
Kennametal, Inc.	11,862	333,559
Kubota Corp.	26,000	400,806
Regal Beloit Corp.	27,181	1,733,876
Roper Technologies, Inc.	9,103	1,696,344
Schindler Holding AG	1,886	306,431

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Machinery & Tools - continued
Spirax-Sarco Engineering PLC	8,757	$410,529
SPX FLOW, Inc. (a)	2,205	74,750
WABCO Holdings, Inc. (a)	5,640	632,977
Weir Group PLC	50,059	823,414
Xylem, Inc.	4,343	158,129

		$14,514,192
Major Banks - 1.8%
Barclays PLC	114,006	$407,744
BNP Paribas	6,943	421,903
BOC Hong Kong Holdings Ltd.	46,500	148,369
Comerica, Inc.	3,668	159,191
Goldman Sachs Group, Inc.	807	151,313
HSBC Holdings PLC	240,908	1,885,144
Huntington Bancshares, Inc.	61,346	672,966
JPMorgan Chase & Co. (s)	93,182	5,986,944
KeyCorp	16,130	200,335
Mitsubishi UFJ Financial Group, Inc.	79,200	512,130
PNC Financial Services Group, Inc.	1,349	121,761
Sumitomo Mitsui Financial Group, Inc.	11,200	445,276
Wells Fargo & Co.	45,507	2,463,749
Westpac Banking Corp.	21,346	477,661
Westpac Banking Corp. (a)	900	19,543

		$14,074,029
Medical & Health Technology & Services - 1.2%
Adeptus Health, Inc., “A” (a)	2,624	$170,271
Brookdale Senior Living, Inc. (a)	8,773	183,443
Capital Senior Living Corp. (a)	7,717	174,559
Cardinal Health, Inc.	5,382	442,400
Community Health Systems, Inc. (a)	37,544	1,052,734
HCA Holdings, Inc. (a)	4,433	304,946
Healthcare Services Group, Inc.	13,573	505,730
Henry Schein, Inc. (a)	5,947	902,219
HMS Holdings Corp. (a)	20,894	220,014
Hogy Medical Co. Ltd.	9,500	454,849
IDEXX Laboratories, Inc. (a)	1,746	119,811
INC Research Holdings, Inc., “A” (a)	3,961	165,213
McKesson Corp.	16,115	2,881,362
MedAssets, Inc. (a)	13,451	318,520
MEDNAX, Inc. (a)	5,204	366,726
Miraca Holdings, Inc.	10,100	448,753
Owens & Minor, Inc.	2,852	102,244
Quest Diagnostics, Inc.	3,282	223,012

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical & Health Technology & Services - continued
Universal Health Services, Inc.	1,572	$191,925

		$9,228,731
Medical Equipment - 2.1%
Abbott Laboratories	7,136	$319,693
Agilent Technologies, Inc.	4,741	179,020
Align Technology, Inc. (a)	2,080	136,157
Ansell Ltd.	19,550	277,975
AtriCure, Inc. (a)	2,617	48,480
C.R. Bard, Inc.	3,261	607,687
Cardiovascular Systems, Inc. (a)	7,469	102,325
Cepheid, Inc. (a)	5,722	191,115
Cooper Cos., Inc.	4,928	750,830
DENTSPLY International, Inc.	4,462	271,513
DexCom, Inc. (a)	1,987	165,557
Edwards Lifesciences Corp. (a)	10,363	1,628,545
Essilor International S.A.	7,429	977,048
GenMark Diagnostics, Inc. (a)	11,709	74,469
Hologic, Inc. (a)	6,716	260,984
Inovalon Holdings, Inc., “A” (a)	5,631	129,795
Insulet Corp. (a)	7,062	211,154
Masimo Corp. (a)	73,239	2,906,124
Medtronic PLC	2,846	210,376
Nevro Corp. (a)	1,865	76,036
Nihon Kohden Corp.	12,300	237,958
Novadaq Technologies, Inc. (a)	8,046	105,000
NxStage Medical, Inc. (a)	14,765	246,723
PerkinElmer, Inc.	27,825	1,436,883
QIAGEN N.V. (a)	10,249	248,623
St. Jude Medical, Inc.	17,200	1,097,532
STERIS Corp.	11,767	881,937
Stryker Corp.	1,693	161,885
Teleflex, Inc.	3,941	524,153
Terumo Corp.	7,600	224,399
Thermo Fisher Scientific, Inc.	9,431	1,233,386
VWR Corp. (a)	11,794	324,453
Zeltiq Aesthetics, Inc. (a)	2,992	100,950
Zimmer Biomet Holdings, Inc.	2,519	263,412

		$16,612,177
Metals & Mining - 0.2%
BHP Billiton PLC	9,987	$160,195
Gerdau S.A., ADR	35,317	49,091
Globe Specialty Metals, Inc.	28,541	360,187

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Metals & Mining - continued
Iluka Resources Ltd.	54,732	$250,569
Rio Tinto PLC	16,848	612,570

		$1,432,612
Natural Gas - Distribution - 0.2%
Centrica PLC	45,407	$158,269
China Resources Gas Group Ltd.	66,000	180,724
Engie	15,422	270,578
NiSource, Inc.	7,413	142,033
NorthWestern Corp.	4,222	228,790
Sempra Energy	695	71,175
Spectra Energy Corp.	3,538	101,081
Tokyo Gas Co. Ltd.	41,000	202,441

		$1,355,091
Natural Gas - Pipeline - 0.1%
APA Group	30,590	$200,686
Columbia Pipeline Group, Inc.	6,573	136,521
Enbridge, Inc.	4,008	171,312
Enterprise Products Partners LP	2,384	65,870

		$574,389
Network & Telecom - 0.5%
Cisco Systems, Inc.	32,282	$931,336
Ixia (a)	20,952	301,918
LM Ericsson Telephone Co., “B”	199,554	1,946,828
Qualcomm, Inc.	3,177	188,777
VTech Holdings Ltd.	36,600	443,630

		$3,812,489
Oil Services - 0.4%
Cameron International Corp. (a)	3,234	$219,944
FMC Technologies, Inc. (a)	4,637	156,870
Forum Energy Technologies, Inc. (a)	33,420	442,815
Frank’s International N.V.	23,177	397,717
Halliburton Co.	1,505	57,762
John Wood Group PLC	29,924	275,401
Oil States International, Inc. (a)	4,206	126,222
Patterson-UTI Energy, Inc.	6,569	97,812
Schlumberger Ltd.	14,307	1,118,235
Technip	1,562	81,597
Tesco Corp.	11,248	89,984

		$3,064,359

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - 3.1%
Aeon Financial Service Co. Ltd.	8,200	$204,817
Air Lease Corp.	3,647	122,940
American Express Co.	6,007	440,073
Bancolombia S.A., ADR	5,451	188,714
BB&T Corp.	8,048	298,983
Berkshire Hills Bancorp, Inc.	8,795	251,537
Brookline Bancorp, Inc.	37,489	425,500
CAI International, Inc. (a)	10,527	122,324
Chiba Bank Ltd.	67,000	486,899
Citigroup, Inc.	37,706	2,004,828
Citizens Financial Group, Inc.	11,581	281,418
Credicorp Ltd.	5,574	630,865
DBS Group Holdings Ltd.	15,200	187,382
Discover Financial Services	40,340	2,267,915
East West Bancorp, Inc.	39,015	1,575,816
Element Financial Corp. (a)	11,326	146,469
Fifth Third Bancorp	24,673	470,021
First Interstate BancSystem, Inc.	10,279	291,512
First Republic Bank	2,304	150,474
HDFC Bank Ltd., ADR	21,774	1,331,262
ING Groep N.V.	32,177	468,300
Intesa Sanpaolo S.p.A	105,482	367,467
Julius Baer Group Ltd.	2,360	117,278
Jyske Bank (a)	6,537	319,123
Kasikornbank Public Co. Ltd., NVDR	17,200	83,216
KBC Group N.V.	4,380	266,832
Lakeland Financial Corp.	5,496	246,935
Lloyds Banking Group PLC	454,853	516,996
M&T Bank Corp.	1,434	171,865
MasterCard, Inc., “A”	11,542	1,142,543
Northern Trust Corp.	3,246	228,486
PrivateBancorp, Inc.	25,357	1,060,683
Public Bank Berhad	59,700	251,251
Sandy Spring Bancorp, Inc.	10,241	281,628
Sberbank of Russia, ADR	12,690	77,828
SunTrust Banks, Inc.	4,167	173,014
Svenska Handelsbanken AB	71,654	974,559
TCF Financial Corp.	36,758	565,706
Texas Capital Bancshares, Inc. (a)	8,397	463,514
U.S. Bancorp	35,304	1,489,123
Visa, Inc., “A”	42,001	3,258,438
Wintrust Financial Corp.	9,759	492,732

		$24,897,266

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - 3.8%
AbbVie, Inc.	9,650	$574,658
Allergan PLC (a)	8,352	2,576,341
Aratana Therapeutics, Inc. (a)	10,344	72,305
Bayer AG	26,292	3,508,471
Bristol-Myers Squibb Co.	34,320	2,263,404
Collegium Pharmaceutical, Inc. (a)	4,237	77,834
Eli Lilly & Co.	23,529	1,919,261
Endo International PLC (a)	3,898	233,841
Genomma Lab Internacional S.A., “B” (a)	382,686	281,029
Impax Laboratories, Inc. (a)	3,281	113,621
Intercept Pharmaceuticals, Inc. (a)	733	115,228
Johnson & Johnson	32,153	3,248,418
KYORIN Holdings Ltd.	13,000	217,869
MediWound Ltd. (a)	5,589	50,189
Merck & Co., Inc.	89,316	4,882,013
Novartis AG	38,980	3,543,278
Roche Holding AG	20,338	5,520,447
Santen Pharmaceutical Co. Ltd.	25,000	338,113
TherapeuticsMD, Inc. (a)	27,407	160,879
Valeant Pharmaceuticals International, Inc. (a)	2,345	219,891

		$29,917,090
Pollution Control - 0.1%
Progressive Waste Solutions Ltd.	14,928	$359,018
Stericycle, Inc. (a)	5,224	634,037

		$993,055
Printing & Publishing - 0.1%
Multi-Color Corp.	1,506	$117,227
RELX N.V.	26,789	458,080

		$575,307
Railroad & Shipping - 0.4%
Canadian National Railway Co.	27,094	$1,655,172
Canadian Pacific Railway Ltd.	388	54,514
Diana Shipping, Inc. (a)	39,724	250,658
Genesee & Wyoming, Inc. (a)	2,454	164,663
Kansas City Southern Co.	1,269	105,022
Kirby Corp. (a)	3,817	249,212
StealthGas, Inc. (a)	30,493	128,680
Union Pacific Corp.	6,043	539,942

		$3,147,863

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - 1.5%
Annaly Mortgage Management, Inc., REIT	9,006	$89,610
Ascendas Real Estate Investment Trust, REIT	271,000	460,756
AvalonBay Communities, Inc., REIT	6,590	1,152,130
Corporate Office Properties Trust, REIT	28,240	649,520
DDR Corp., REIT	8,902	149,554
Deutsche Wohnen AG	4,146	116,965
EPR Properties, REIT	10,898	619,115
Equity Commonwealth, REIT (a)	54,936	1,577,213
Equity Lifestyle Properties, Inc., REIT	2,836	171,521
Extra Space Storage, Inc., REIT	3,782	299,686
Hatteras Financial Corp., REIT	8,094	115,825
Macquarie Mexico Real Estate S.A. de C.V., REIT	213,339	296,157
Medical Properties Trust, Inc., REIT	56,147	634,461
Mid-America Apartment Communities, Inc., REIT	2,614	222,687
Plum Creek Timber Co. Inc., REIT	6,497	264,688
Select Income, REIT	15,512	313,342
Simon Property Group, Inc., REIT	3,313	667,437
STAG Industrial, Inc., REIT	11,452	234,995
Store Capital Corp., REIT	85,808	1,945,267
TAG Immobilien AG	122,525	1,586,500
WP GLIMCHER, Inc., REIT	29,428	341,953

		$11,909,382
Restaurants - 0.7%
Aramark	28,090	$852,532
Chuy’s Holdings, Inc. (a)	5,013	136,404
DineEquity, Inc.	1,474	123,005
Domino’s Pizza, Inc.	981	104,643
Dunkin Brands Group, Inc.	4,778	197,857
El Pollo Loco Holdings, Inc. (a)	10,634	122,078
Starbucks Corp.	29,506	1,846,190
Whitbread PLC	20,284	1,552,859
Wingstop, Inc. (a)	1,690	39,090
YUM! Brands, Inc.	3,048	216,134
Zoe’s Kitchen, Inc. (a)	3,452	118,852

		$5,309,644
Special Products & Services - 0.0%
WL Ross Holding Corp., EU (a)	4,760	$51,122

Specialty Chemicals - 0.9%
Akzo Nobel N.V.	9,631	$682,572
Albemarle Corp.	9,542	510,688
Amira Nature Foods Ltd. (a)	6,898	36,697

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Chemicals - continued
Axalta Coating Systems Ltd. (a)	22,240	$614,491
Elementis PLC	111,361	402,747
Ferro Corp. (a)	12,502	156,150
H.B. Fuller Co.	3,636	138,132
JSR Corp.	12,300	193,791
Kansai Paint Co. Ltd.	9,000	136,497
Linde AG	14,528	2,520,169
Marine Harvest A.S.A.	28,680	384,459
Nippon Paint Holdings Co. Ltd.	12,200	256,573
Sika AG	188	616,998
Symrise AG	3,269	215,326
Valspar Corp.	2,967	240,179
W.R. Grace & Co. (a)	773	77,532

		$7,183,001
Specialty Stores - 3.0%
ABC-Mart, Inc.	1,900	$105,840
Amazon.com, Inc. (a)	10,288	6,439,259
American Eagle Outfitters, Inc.	157,645	2,408,816
AutoZone, Inc. (a)	4,001	3,138,424
Bed Bath & Beyond, Inc. (a)	2,895	172,629
Best Buy Co., Inc.	78,083	2,735,247
Boot Barn Holdings, Inc. (a)	5,217	78,255
Burlington Stores, Inc. (a)	13,464	647,349
Cabela’s, Inc. (a)	2,798	109,598
Citi Trends, Inc.	15,532	412,685
Esprit Holdings Ltd.	70,400	78,870
Gap, Inc.	7,607	207,063
Hennes & Mauritz AB, “B”	5,212	202,720
Home Depot, Inc.	2,171	268,422
Kirkland’s, Inc.	5,361	123,249
NEXT PLC	5,854	721,962
Nitori Co. Ltd.	5,400	420,176
O’Reilly Automotive, Inc. (a)	2,601	718,552
Rent-A-Center, Inc.	6,352	116,813
Ross Stores, Inc.	52,227	2,641,642
Sally Beauty Holdings, Inc. (a)	12,619	296,673
Shimamura Co. Ltd.	3,500	391,886
Tiffany & Co.	3,482	287,056
Tractor Supply Co.	5,942	548,981
Tuesday Morning Corp. (a)	20,025	108,335
Urban Outfitters, Inc. (a)	10,266	293,608

		$23,674,110

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telecommunications - Wireless - 0.7%
American Tower Corp., REIT	15,762	$1,611,349
KDDI Corp.	106,400	2,570,181
Mobile TeleSystems PJSC	13,141	42,879
Philippine Long Distance Telephone Co.	1,350	63,434
SBA Communications Corp. (a)	7,437	885,152
SoftBank Group Corp.	4,200	233,773
Vodafone Group PLC	97,600	322,361

		$5,729,129
Telephone Services - 0.5%
Bezeq - The Israel Telecommunication Corp. Ltd.	172,211	$370,268
British Telecom Group, PLC	29,923	214,501
Frontier Communications Corp.	33,218	170,741
Hellenic Telecommunications Organization S.A.	9,947	92,647
Quebecor, Inc., “B”	5,794	136,431
TDC A.S.	19,574	102,598
Verizon Communications, Inc.	66,826	3,132,803

		$4,219,989
Tobacco - 1.0%
Altria Group, Inc.	13,522	$817,675
British American Tobacco PLC	20,101	1,195,970
ITC Ltd.	71,162	363,760
Japan Tobacco, Inc.	60,800	2,100,463
Philip Morris International, Inc.	31,041	2,744,024
Reynolds American, Inc.	2,561	123,748
Swedish Match AB	16,495	518,778

		$7,864,418
Trucking - 0.4%
DSV A.S.	22,639	$917,930
Knight Transportation, Inc.	11,120	282,670
Marten Transport Ltd.	15,088	247,292
Swift Transportation Co. (a)	13,867	216,741
Yamato Holdings Co. Ltd.	77,100	1,511,832

		$3,176,465
Utilities - Electric Power - 1.9%
AES Corp.	249,808	$2,735,398
American Electric Power Co., Inc.	28,633	1,622,059
CMS Energy Corp.	9,439	340,465
DTE Energy Co.	3,383	276,019
Duke Energy Corp.	24,428	1,745,869
Dynegy, Inc. (a)	3,717	72,221

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - continued
Edison International	10,402	$629,529
El Paso Electric Co.	7,995	309,167
Enel S.p.A	42,922	198,048
Eversource Energy	4,499	229,179
Exelon Corp.	92,006	2,568,808
Great Plains Energy, Inc.	12,312	338,580
NextEra Energy, Inc.	1,106	113,542
NRG Energy, Inc.	10,660	137,407
OGE Energy Corp.	3,862	110,106
PG&E Corp.	13,357	713,264
Pinnacle West Capital Corp.	4,705	298,815
Portland General Electric Co.	7,545	279,769
PPL Corp.	52,155	1,794,132
Public Service Enterprise Group, Inc.	6,163	254,470

		$14,766,847
Total Common Stocks (Identified Cost, $517,479,365)		$527,336,599

Bonds - 19.0%
Automotive - 1.0%
American Honda Finance Corp., 2.125%, 2/28/17 (n)	$400,000	$406,133
Daimler Finance North America LLC, 1.875%, 1/11/18 (n)	250,000	249,387
Delphi Automotive PLC, 4.15%, 3/15/24	369,000	370,229
Ford Motor Credit Co. LLC, 1.7%, 5/09/16	800,000	801,836
Ford Motor Credit Co. LLC, 1.461%, 3/27/17	938,000	931,681
Ford Motor Credit Co. LLC, 2.145%, 1/09/18	982,000	982,117
General Motors Co., 4.875%, 10/02/23	1,000,000	1,049,105
General Motors Financial Co., Inc., 3.1%, 1/15/19	607,000	609,012
Hyundai Capital America, 2.6%, 3/19/20 (n)	464,000	456,041
Nissan Motor Acceptance Corp., 1.95%, 9/12/17 (n)	900,000	905,385
Volkswagen Group America Finance LLC, 2.4%, 5/22/20 (n)	1,200,000	1,146,690

		$7,907,616
Biotechnology - 0.1%
Life Technologies Corp., 6%, 3/01/20	$325,000	$367,501
Life Technologies Corp., 5%, 1/15/21	532,000	579,159

		$946,660
Broadcasting - 0.3%
21st Century Fox America, Inc., 6.15%, 2/15/41	$500,000	$583,928
Myriad International Holdings B.V., 5.5%, 7/21/25 (n)	253,000	247,854
Omnicom Group, Inc., 3.625%, 5/01/22	300,000	304,260
Omnicom Group, Inc., 3.65%, 11/01/24	121,000	120,093
SES Global Americas Holdings GP, 2.5%, 3/25/19 (n)	422,000	419,032

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Broadcasting - continued
Time Warner, Inc., 5.35%, 12/15/43	$300,000	$314,742
Viacom, Inc., 3.5%, 4/01/17	500,000	511,798

		$2,501,707
Brokerage & Asset Managers - 0.1%
CME Group, Inc., 3%, 3/15/25	$555,000	$551,826

Building - 0.1%
Martin Marietta Materials, Inc., 4.25%, 7/02/24	$418,000	$413,644
Mohawk Industries, Inc., 3.85%, 2/01/23	300,000	302,575
Owens Corning, Inc., 4.2%, 12/15/22	152,000	153,690

		$869,909
Business Services - 0.4%
Fidelity National Information Services, Inc., 3.5%, 4/15/23	$700,000	$666,716
Fidelity National Information Services, Inc., 5%, 10/15/25	945,000	977,051
Fiserv, Inc., 2.7%, 6/01/20	1,108,000	1,109,184

		$2,752,951
Cable TV - 0.4%
CCO Safari II LLC, 6.384%, 10/23/35 (n)	$885,000	$911,628
Comcast Corp., 4.65%, 7/15/42	325,000	336,286
Comcast Corp., 4.75%, 3/01/44	710,000	747,856
Cox Communications, Inc., 6.25%, 6/01/18 (n)	400,000	435,513
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (n)	400,000	401,166
Time Warner Cable, Inc., 4.5%, 9/15/42	368,000	298,069

		$3,130,518
Chemicals - 0.4%
CF Industries, Inc., 5.15%, 3/15/34	$676,000	$666,165
CF Industries, Inc., 4.95%, 6/01/43	300,000	279,808
Dow Chemical Co., 8.55%, 5/15/19	325,000	390,864
LYB International Finance B.V., 4.875%, 3/15/44	386,000	370,975
LyondellBasell Industries N.V., 5%, 4/15/19	588,000	632,621
Monsanto Co., 4.7%, 7/15/64	1,189,000	1,012,757

		$3,353,190
Computer Software - 0.2%
Microsoft Corp., 3.125%, 11/03/25	$1,500,000	$1,517,856
Oracle Corp., 3.4%, 7/08/24	336,000	342,894

		$1,860,750
Computer Software - Systems - 0.3%
Apple, Inc., 2.7%, 5/13/22	$483,000	$487,332
Apple, Inc., 4.375%, 5/13/45	700,000	697,442

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Computer Software - Systems - continued
Seagate HDD Cayman, 3.75%, 11/15/18	$322,000	$325,914

		$1,510,688
Conglomerates - 0.1%
Roper Industries, Inc., 1.85%, 11/15/17	$557,000	$555,779

Consumer Products - 0.3%
Hasbro, Inc., 5.1%, 5/15/44	$438,000	$423,826
Mattel, Inc., 5.45%, 11/01/41	244,000	244,578
Newell Rubbermaid, Inc., 4%, 12/01/24	310,000	310,284
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/23 (n)	300,000	308,546
Whirlpool Corp., 1.65%, 11/01/17	749,000	749,893

		$2,037,127
Consumer Services - 0.0%
Priceline Group, Inc., 3.65%, 3/15/25	$319,000	$317,742

Electrical Equipment - 0.1%
Arrow Electronics, Inc., 3.5%, 4/01/22	$192,000	$186,788
Molex Electronic Technologies LLC, 3.9%, 4/15/25 (n)	481,000	466,873

		$653,661
Electronics - 0.2%
Flextronics International Ltd., 4.75%, 6/15/25 (n)	$1,000,000	$975,000
Tyco Electronics Group S.A., 3.5%, 2/03/22	400,000	408,870

		$1,383,870
Emerging Market Quasi-Sovereign - 0.0%
Comision Federal de Electricidad, 5.75%, 2/14/42	$232,000	$217,790

Energy - Independent - 0.1%
EQT Corp., 4.875%, 11/15/21	$500,000	$502,911
Pioneer Natural Resources Co., 7.5%, 1/15/20	219,000	250,418

		$753,329
Energy - Integrated - 0.0%
BP Capital Markets PLC, 2.521%, 1/15/20	$213,000	$216,129

Entertainment - 0.1%
Carnival Corp., 1.875%, 12/15/17	$471,000	$473,577

Financial Institutions - 0.5%
GE Capital International Funding Co., 3.373%, 11/15/25 (z)	$1,207,000	$1,220,201
General Electric Capital Corp., 1%, 1/08/16	1,328,000	1,329,530

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Financial Institutions - continued
General Electric Capital Corp., 1.6%, 11/20/17	$800,000	$798,369
General Electric Capital Corp., 3.1%, 1/09/23	464,000	469,675
International Lease Finance Corp., 7.125%, 9/01/18 (n)	325,000	359,938

		$4,177,713
Food & Beverages - 0.9%
J.M. Smucker Co., 2.5%, 3/15/20	$1,326,000	$1,325,166
J.M. Smucker Co., 3.5%, 10/15/21	400,000	411,690
J.M. Smucker Co., 4.375%, 3/15/45	134,000	130,655
Kraft Foods Group, Inc., 6.5%, 2/09/40	400,000	481,407
Kraft Heinz Co., 5%, 7/15/35 (n)	225,000	234,705
Kraft Heinz Foods Co., 3.5%, 7/15/22 (n)	738,000	752,122
Mead Johnson Nutrition Co., 4.125%, 11/15/25	369,000	372,739
PepsiCo, Inc., 4.45%, 4/14/46	469,000	480,137
Pernod Ricard S.A., 5.75%, 4/07/21 (n)	500,000	556,762
SABMiller Holdings, Inc., 3.75%, 1/15/22 (n)	300,000	306,801
Tyson Foods, Inc., 2.65%, 8/15/19	171,000	172,338
Tyson Foods, Inc., 4.5%, 6/15/22	400,000	425,364
Tyson Foods, Inc., 5.15%, 8/15/44	107,000	112,116
Wm. Wrigley Jr. Co., 2.9%, 10/21/19 (n)	600,000	613,309
Wm. Wrigley Jr. Co., 3.375%, 10/21/20 (n)	700,000	725,516

		$7,100,827
Food & Drug Stores - 0.6%
CVS Health Corp., 4.875%, 7/20/35	$1,381,000	$1,453,730
CVS Health Corp., 2.75%, 12/01/22	300,000	294,078
CVS Health Corp., 5.75%, 5/15/41	325,000	373,958
Walgreens Boots Alliance, Inc., 2.7%, 11/18/19	1,684,000	1,690,768
Walgreens Boots Alliance, Inc., 4.5%, 11/18/34	640,000	593,203

		$4,405,737
Forest & Paper Products - 0.1%
Georgia-Pacific LLC, 5.4%, 11/01/20 (n)	$325,000	$361,237
International Paper Co., 6%, 11/15/41	300,000	330,582
Packaging Corp. of America, 3.9%, 6/15/22	230,000	235,716
Packaging Corp. of America, 3.65%, 9/15/24	203,000	202,728

		$1,130,263
Gaming & Lodging - 0.2%
Wyndham Worldwide Corp., 2.5%, 3/01/18	$500,000	$500,706
Wyndham Worldwide Corp., 4.25%, 3/01/22	500,000	505,971
Wyndham Worldwide Corp., 5.1%, 10/01/25	701,000	717,342

		$1,724,019

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Insurance - 0.3%
American International Group, Inc., 4.875%, 6/01/22	$325,000	$361,429
American International Group, Inc., 4.7%, 7/10/35	1,081,000	1,102,584
American International Group, Inc., 4.5%, 7/16/44	331,000	324,133
Unum Group, 4%, 3/15/24	600,000	610,970

		$2,399,116
Insurance - Health - 0.4%
Aetna, Inc., 1.5%, 11/15/17	$812,000	$813,285
UnitedHealth Group, Inc., 4.625%, 7/15/35	1,615,000	1,713,814
Wellpoint, Inc., 1.875%, 1/15/18	500,000	501,875

		$3,028,974
Insurance - Property & Casualty - 0.4%
ACE INA Holdings, Inc., 2.3%, 11/03/20	$247,000	$247,148
ACE INA Holdings, Inc., 2.875%, 11/03/22	574,000	574,756
Aon PLC, 4.6%, 6/14/44	600,000	577,525
CNA Financial Corp., 5.875%, 8/15/20	400,000	450,120
Liberty Mutual Group, Inc., 4.85%, 8/01/44 (n)	281,000	277,043
Marsh & McLennan Cos., Inc., 3.5%, 6/03/24	700,000	699,035

		$2,825,627
Major Banks - 2.8%
ABN AMRO Bank N.V., 1.8%, 6/04/18 (n)	$1,200,000	$1,195,506
Bank of America Corp., 2%, 1/11/18	2,050,000	2,059,459
Bank of America Corp., 1.75%, 6/05/18	1,200,000	1,198,596
Bank of America Corp., 4.125%, 1/22/24	561,000	584,194
Bank of America Corp., 3.95%, 4/21/25	1,225,000	1,205,368
Bank of America Corp., 3.875%, 8/01/25	979,000	996,043
Goldman Sachs Group, Inc., 5.625%, 1/15/17	1,000,000	1,047,869
Goldman Sachs Group, Inc., 2.625%, 1/31/19	1,750,000	1,779,283
Goldman Sachs Group, Inc., 5.15%, 5/22/45	750,000	752,837
ING Bank N.V., 5.8%, 9/25/23 (n)	200,000	219,868
JPMorgan Chase & Co., 4.25%, 10/15/20	800,000	856,826
JPMorgan Chase & Co., 3.25%, 9/23/22	1,650,000	1,666,031
JPMorgan Chase & Co., 3.125%, 1/23/25	449,000	436,201
JPMorgan Chase & Co., 6.75% to 2/01/24, FRN to 1/29/49	500,000	542,500
Morgan Stanley, 3.875%, 4/29/24	731,000	751,865
Morgan Stanley, 2.2%, 12/07/18	632,000	636,753
Morgan Stanley, 5.5%, 7/28/21	450,000	509,361
Morgan Stanley, 3.95%, 4/23/27	480,000	466,899
Morgan Stanley, 4.3%, 1/27/45	276,000	264,520
PNC Bank N.A., 2.6%, 7/21/20	2,081,000	2,103,722
Regions Financial Corp., 2%, 5/15/18	325,000	324,753
Wells Fargo & Co., 4.1%, 6/03/26	2,200,000	2,241,965

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Wells Fargo & Co., 5.9% to 6/15/24, FRN to 12/29/49	$296,000	$303,400
Wells Fargo & Co., 5.875% to 6/15/25, FRN to 12/31/49	224,000	236,925

		$22,380,744
Medical & Health Technology & Services - 0.5%
Becton, Dickinson and Co., 2.675%, 12/15/19	$1,187,000	$1,200,477
Becton, Dickinson and Co., 3.734%, 12/15/24	156,000	159,612
Becton, Dickinson and Co., 4.685%, 12/15/44	896,000	909,613
Laboratory Corp. of America Holdings, 2.625%, 2/01/20	600,000	598,837
Laboratory Corp. of America Holdings, 3.6%, 2/01/25	207,000	201,476
Laboratory Corp. of America Holdings, 4.7%, 2/01/45	359,000	329,988
Thermo Fisher Scientific, Inc., 3.15%, 1/15/23	400,000	395,034

		$3,795,037
Medical Equipment - 0.4%
Medtronic, Inc., 3.5%, 3/15/25	$863,000	$883,709
Medtronic, Inc., 4.375%, 3/15/35	1,400,000	1,449,857
Zimmer Holdings, Inc., 4.45%, 8/15/45	1,070,000	1,012,552

		$3,346,118
Metals & Mining - 0.3%
Barrick North America Finance LLC, 5.75%, 5/01/43	$700,000	$621,577
Freeport-McMoRan, Inc., 4%, 11/14/21	400,000	335,800
Kinross Gold Corp., 5.95%, 3/15/24	452,000	371,172
Plains Exploration & Production Co., 6.875%, 2/15/23	406,000	357,280
Southern Copper Corp., 5.25%, 11/08/42	1,291,000	1,045,076

		$2,730,905
Midstream - 0.7%
APT Pipelines Ltd., 5%, 3/23/35 (n)	$472,000	$436,639
Energy Transfer Partners LP, 6.5%, 2/01/42	325,000	302,380
Energy Transfer Partners LP, 5.15%, 2/01/43	400,000	316,839
Enterprise Products Operating LLC, 3.9%, 2/15/24	150,000	148,366
Enterprise Products Operating LLC, 4.45%, 2/15/43	300,000	257,853
Enterprise Products Operating LLC, 4.85%, 3/15/44	114,000	103,745
Kinder Morgan Energy Partners LP, 3.5%, 3/01/21	800,000	757,960
Kinder Morgan Energy Partners LP, 4.15%, 2/01/24	617,000	552,276
Kinder Morgan Energy Partners LP, 5.4%, 9/01/44	888,000	729,570
ONEOK Partners LP, 2%, 10/01/17	500,000	492,306
Spectra Energy Partners LP, 4.75%, 3/15/24	300,000	308,573
Sunoco Logistics Partners LP, 5.3%, 4/01/44	186,000	147,406
TransCanada PipeLines Ltd., 1.875%, 1/12/18	553,000	554,683
Williams Cos., Inc., 3.7%, 1/15/23	474,000	386,898
Williams Cos., Inc., 5.75%, 6/24/44	400,000	292,751

		$5,788,245

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Natural Gas - Distribution - 0.1%
NiSource Finance Corp., 3.85%, 2/15/23	$300,000	$309,865
NiSource Finance Corp., 4.8%, 2/15/44	300,000	310,507

		$620,372
Network & Telecom - 0.7%
AT&T, Inc., 2.45%, 6/30/20	$1,426,000	$1,412,064
AT&T, Inc., 4.75%, 5/15/46	1,120,000	1,028,336
Verizon Communications, Inc., 2.625%, 2/21/20	858,000	866,523
Verizon Communications, Inc., 5.15%, 9/15/23	325,000	362,247
Verizon Communications, Inc., 5.05%, 3/15/34	1,387,000	1,398,648
Verizon Communications, Inc., 6.55%, 9/15/43	400,000	478,811

		$5,546,629
Oils - 0.2%
Marathon Petroleum Corp., 3.625%, 9/15/24	$147,000	$143,144
Marathon Petroleum Corp., 4.75%, 9/15/44	373,000	338,278
Valero Energy Corp., 4.9%, 3/15/45	879,000	812,149

		$1,293,571
Other Banks & Diversified Financials - 0.9%
Capital One Bank (USA) N.A., 3.375%, 2/15/23	$350,000	$342,484
Capital One Financial Corp., 3.75%, 4/24/24	213,000	215,339
Capital One Financial Corp., 2.35%, 8/17/18	1,833,000	1,841,685
Citigroup, Inc., 3.75%, 6/16/24	1,108,000	1,130,253
Citigroup, Inc., 4.4%, 6/10/25	1,000,000	1,010,794
Discover Bank, 7%, 4/15/20	500,000	575,741
Discover Bank, 3.1%, 6/04/20	860,000	870,051
Discover Bank, 4.25%, 3/13/26	162,000	163,523
Discover Financial Services, 3.75%, 3/04/25	3,000	2,920
First Republic Bank, 2.375%, 6/17/19	352,000	351,338
Macquarie Group Ltd., 3%, 12/03/18 (n)	86,000	87,235
U.S. Bancorp, 3%, 3/15/22	300,000	305,423

		$6,896,786
Pharmaceuticals - 1.6%
AbbVie, Inc., 1.75%, 11/06/17	$712,000	$718,754
AbbVie, Inc., 2.5%, 5/14/20	750,000	741,569
AbbVie, Inc., 4.7%, 5/14/45	747,000	715,052
Actavis Funding SCS, 3.8%, 3/15/25	311,000	308,182
Actavis Funding SCS, 2.45%, 6/15/19	588,000	584,846
Actavis Funding SCS, 4.55%, 3/15/35	750,000	714,813
Actavis Funding SCS, 4.85%, 6/15/44	378,000	363,342
Amgen, Inc., 2.3%, 6/15/16	1,000,000	1,009,153
Bayer U.S. Finance LLC, 3.375%, 10/08/24 (n)	200,000	201,377

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Pharmaceuticals - continued
Biogen, Inc., 3.625%, 9/15/22	$1,348,000	$1,370,547
Celgene Corp., 2.875%, 8/15/20	2,377,000	2,392,082
Gilead Sciences, Inc., 2.35%, 2/01/20	654,000	659,642
Gilead Sciences, Inc., 3.7%, 4/01/24	593,000	612,710
Gilead Sciences, Inc., 3.65%, 3/01/26	1,000,000	1,011,008
Gilead Sciences, Inc., 4.5%, 2/01/45	519,000	503,520
Mylan, Inc., 2.55%, 3/28/19	400,000	391,882
Perrigo Finance PLC, 3.5%, 12/15/21	448,000	438,343
Watson Pharmaceuticals, Inc., 4.625%, 10/01/42	300,000	280,331

		$13,017,153
Pollution Control - 0.0%
Republic Services, Inc., 5.25%, 11/15/21	$300,000	$334,535

Printing & Publishing - 0.0%
Moody’s Corp., 4.875%, 2/15/24	$300,000	$319,490

Railroad & Shipping - 0.1%
Canadian Pacific Railway Co., 7.25%, 5/15/19	$500,000	$581,611

Real Estate - Apartment - 0.2%
ERP Operating LP, REIT, 5.375%, 8/01/16	$900,000	$927,938
ERP Operating LP, REIT, 4.625%, 12/15/21	750,000	817,844

		$1,745,782
Real Estate - Healthcare - 0.1%
HCP, Inc., REIT, 3.875%, 8/15/24	$164,000	$160,005
HCP, Inc., REIT, 3.4%, 2/01/25	600,000	561,179

		$721,184
Real Estate - Office - 0.2%
Boston Properties LP, REIT, 3.7%, 11/15/18	$1,150,000	$1,201,281
Vornado Realty LP, REIT, 2.5%, 6/30/19	460,000	457,677

		$1,658,958
Real Estate - Other - 0.0%
Host Hotels & Resorts, Inc., REIT, 4%, 6/15/25	$186,000	$179,758

Real Estate - Retail - 0.2%
DDR Corp., REIT, 3.625%, 2/01/25	$874,000	$829,048
Simon Property Group, Inc., REIT, 1.5%, 2/01/18 (n)	388,000	386,986
Simon Property Group, Inc., REIT, 4.375%, 3/01/21	400,000	435,650

		$1,651,684

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Retailers - 0.9%
Bed Bath & Beyond, Inc., 5.165%, 8/01/44	$279,000	$251,852
Best Buy Co., Inc., 5.5%, 3/15/21	1,500,000	1,605,000
Dollar General Corp., 4.15%, 11/01/25	1,117,000	1,109,671
Gap, Inc., 5.95%, 4/12/21	971,000	1,032,444
Home Depot, Inc., 2%, 6/15/19	400,000	406,241
Home Depot, Inc., 2.625%, 6/01/22	1,000,000	1,006,276
Home Depot, Inc., 4.875%, 2/15/44	300,000	332,924
Wal-Mart Stores, Inc., 4.3%, 4/22/44	1,150,000	1,165,654

		$6,910,062
Specialty Chemicals - 0.1%
Ecolab, Inc., 2.25%, 1/12/20	$700,000	$700,204
Ecolab, Inc., 4.35%, 12/08/21	400,000	432,269

		$1,132,473
Telecommunications - Wireless - 0.2%
American Tower Corp., REIT, 3.5%, 1/31/23	$325,000	$314,891
American Tower Corp., REIT, 5%, 2/15/24	400,000	424,455
American Tower Corp., REIT, 4%, 6/01/25	464,000	458,534
SBA Tower Trust, 2.898%, 10/15/44 (n)	618,000	614,422

		$1,812,302
Tobacco - 0.7%
Altria Group, Inc., 2.95%, 5/02/23	$259,000	$255,020
Altria Group, Inc., 4%, 1/31/24	1,135,000	1,194,259
Imperial Tobacco Finance PLC, 4.25%, 7/21/25 (n)	1,051,000	1,075,695
Philip Morris International, Inc., 4.875%, 11/15/43	230,000	246,895
Reynolds American, Inc., 8.125%, 6/23/19 (n)	266,000	314,527
Reynolds American, Inc., 3.25%, 6/12/20	663,000	679,232
Reynolds American, Inc., 4%, 6/12/22	238,000	249,480
Reynolds American, Inc., 3.25%, 11/01/22	750,000	746,216
Reynolds American, Inc., 4.45%, 6/12/25	196,000	204,524
Reynolds American, Inc., 5.7%, 8/15/35	257,000	281,139

		$5,246,987
Transportation - Services - 0.1%
ERAC USA Finance LLC, 3.85%, 11/15/24 (n)	$191,000	$193,276
ERAC USA Finance LLC, 7%, 10/15/37 (n)	578,000	710,576
ERAC USA Finance LLC, 4.5%, 2/15/45 (n)	80,000	74,378

		$978,230
Utilities - Electric Power - 0.4%
American Electric Power Co., Inc., 1.65%, 12/15/17	$312,000	$311,094
Berkshire Hathaway Energy, 4.5%, 2/01/45	506,000	506,236

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
CMS Energy Corp., 3.875%, 3/01/24	$700,000	$720,772
DTE Electric Co., 3.7%, 3/15/45	500,000	467,710
PG&E Corp., 2.4%, 3/01/19	403,000	405,285
PPL Capital Funding, Inc., 4.2%, 6/15/22	300,000	313,842
PPL Capital Funding, Inc., 5%, 3/15/44	285,000	302,094
PPL WEM Holdings PLC, 5.375%, 5/01/21 (n)	200,000	221,140

		$3,248,173
Total Bonds (Identified Cost, $151,256,502)		$150,723,884

Preferred Stocks - 0.2%
Aerospace - 0.0%
Rolls-Royce Holdings PLC, “C” (a)	9,578,598	$14,766

Consumer Products - 0.2%
Henkel AG & Co. KGaA	14,217	$1,543,049

Specialty Chemicals - 0.0%
Fuchs Petrolub SE	2,756	$132,181
Total Preferred Stocks (Identified Cost, $1,643,119)		$1,689,996

Convertible Preferred Stocks - 0.0%
Natural Gas - Pipeline - 0.0%
Kinder Morgan, Inc., 9.75% (a)	2,230	$109,961

Telephone Services - 0.0%
Frontier Communications Corp., 11.125%, 7/31/15	1,876	$185,968
Total Convertible Preferred Stocks (Identified Cost, $297,370)		$295,929

Issuer/Expiration Date/Strike Price	Number of Contracts
Call Options Purchased - 1.0%
S&P 500 Index - December 2016 @ $2,000	391	$7,174,850
S&P 500 Index - December 2015 @ $2,200	2,022	382,158
Total Call Options Purchased (Premiums Paid, $6,294,285)		$7,557,008

Portfolio of Investments – continued

Money Market Funds - 4.0%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value (v)	31,806,274	$31,806,274
Total Investments (Identified Cost, $708,776,915)		$719,409,690

Securities Sold Short - 0.0%
Telecommunications - Wireless - 0.0%
Crown Castle International Corp., REIT (Proceeds Received, $17,412)	(212)	$(18,118)

Other Assets, Less Liabilities - 9.2%		72,354,394
Net Assets - 100.0%		$791,745,966

(a)	Non-income producing security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $17,248,306, representing 2.2% of net assets.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and certain derivative transactions.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
GE Capital International Funding Co., 3.373%, 11/15/25	10/26/15	$1,207,127	$1,220,201
% of Net assets			0.2%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
EU	Equity Unit
EURIBOR	Euro Interbank Offered Rate
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
LIBOR	London Interbank Offered Rate
NVDR	Non-Voting Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar

Portfolio of Investments – continued

CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

Derivative Contracts at 10/31/15

Forward Foreign Currency Exchange Contracts at 10/31/15

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	CHF	Goldman Sachs International	50,945,000	12/18/15	$52,283,726	$51,621,784	$661,942
SELL	EUR	Barclays Bank PLC	29,805,000	12/18/15	33,627,491	32,799,731	827,760
SELL	GBP	Goldman Sachs International	19,120,000	12/18/15	29,472,333	29,469,560	2,773
SELL	JPY	Deutsche Bank AG	1,385,100,000	12/18/15	11,501,862	11,487,266	14,596
BUY	MXN	Deutsche Bank AG	233,070,000	12/18/15	13,817,882	14,063,590	245,708
SELL	NZD	JPMorgan Chase Bank N.A.	56,980,000	12/18/15	38,622,640	38,452,805	169,835
SELL	SEK	JPMorgan Chase Bank N.A.	44,320,000	12/18/15	5,339,437	5,193,318	146,119

							$2,068,733

Liability Derivatives
SELL	AUD	JPMorgan Chase Bank N.A.	13,365,000	12/18/15	$9,381,963	$9,508,495	$(126,532)
SELL	CAD	JPMorgan Chase Bank N.A.	4,645,000	12/18/15	3,507,142	3,551,386	(44,244)
SELL	CNY	Goldman Sachs International	3,510,000	12/18/15	542,127	554,085	(11,958)
SELL	HKD	JPMorgan Chase Bank N.A.	19,825,000	12/18/15	2,557,942	2,558,261	(319)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 10/31/15 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
SELL	MYR	Goldman Sachs International	57,785,000	12/18/15	$13,360,694	$13,407,827	$(47,133)
SELL	NZD	Goldman Sachs International	10,920,000	12/18/15	6,816,756	7,369,334	(552,578)
SELL	SGD	JPMorgan Chase Bank N.A.	1,175,000	12/18/15	826,260	837,430	(11,170)

							$(793,934)

Futures Contracts at 10/31/15

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
AEX Index (Long)	EUR	338	$34,291,353	November - 2015	$1,910,178
Canadian S&P/TSX 60 Index (Short)	CAD	28	3,393,576	December - 2015	51,134
DAX Index (Long)	EUR	250	74,360,394	December - 2015	4,872,384
Euro STOXX 50 Index (Long)	EUR	1,851	69,246,081	December - 2015	3,063,108
STOXX Europe 600 Index (Long)	EUR	3,064	32,295,005	December - 2015	1,780,892
E-mini NASDAQ-100 (Long)	USD	40	3,714,600	December - 2015	287,110
E-mini Russell 2000 Index (Long)	USD	117	13,552,110	December - 2015	158,839
Hang Seng Index (Short)	HKD	58	8,441,462	November - 2015	162,707
MSCI Singapore Index (Short)	SGD	109	5,213,310	November - 2015	171,939

					$12,458,291

Interest Rate Futures
Euro-BTP Italian 10 yr Note (Long)	EUR	257	$39,265,840	December - 2015	$685,962
U.S. Treasury Note 10 yr (Short)	USD	241	30,772,688	December - 2015	42,799
U.S. Ultra Bond (Short)	USD	147	23,483,250	December - 2015	87,306

					$816,067

					$13,274,358

Portfolio of Investments – continued

Futures Contracts at 10/31/15 - continued

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Equity Futures
ASX SPI 200 Index (Short)	AUD	167	$15,596,435	December - 2015	$(472,613)
CAC 40 Index (Short)	EUR	459	24,709,515	November - 2015	(997,750)
E-mini S&P MidCap 400 Index (Short)	USD	287	41,368,180	December - 2015	(1,272,316)
FTSE 100 Index (Short)	GBP	954	92,947,379	December - 2015	(3,815,270)
OMX Index (Short)	SEK	5,613	98,285,233	November - 2015	(1,561,825)
S&P 500 Index (Short)	USD	663	343,715,775	December - 2015	(23,312,265)
Topix Index (Long)	JPY	179	22,857,815	December - 2015	(432,329)

					$(31,864,368)

Swap Agreements at 10/31/15

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Interest Rate Swap Agreements
9/14/21	EUR	4,900,000	Deutsche Bank AG	2.469% (fixed rate)	6-Month EURIBOR	$679,957
8/23/22	GBP	4,500,000	Deutsche Bank AG	1.9925% (fixed rate)	6-Month LIBOR	150,448
1/15/23	GBP	1,700,000	Deutsche Bank AG	2.025% (fixed rate)	6-Month LIBOR	62,323
4/24/23	GBP	1,300,000	Citibank N.A.	1.865% (fixed rate)	6-Month LIBOR	15,977
7/30/23	GBP	6,000,000	JPMorgan Chase Bank N.A.	2.4325% (fixed rate)	6-Month LIBOR	486,929

						$1,395,634

Cleared Swap Agreements at 10/31/15

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Credit Default Swap Agreements
12/20/20	USD	347,300,000	Morgan Stanley (a)	1.00% (fixed rate)	(1)	$3,999,490

Interest Rate Swap Agreements
5/11/25	GBP	7,000,000	Barclays Bank PLC	1.993% (fixed rate)	6-Month LIBOR	$156,583
5/15/25	GBP	19,300,000	Barclays Bank PLC	1.98% (fixed rate)	6-Month LIBOR	390,079

						$546,662

						$4,546,152

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the Markit CDX North America Investment Grade Index, a BBB+ rated credit default index. The fund entered into the contract to gain issuer exposure.
(a)	Net unamortized premiums paid by the fund amounted to $3,654,174.

Portfolio of Investments – continued

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At October 31, 2015, the fund had cash collateral of $60,395,781 and other liquid securities with an aggregate value of $595,960 to cover any commitments for securities sold short and certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $676,970,641)	$687,603,416
Underlying affiliated funds, at cost and value	31,806,274
Total investments, at value (identified cost, $708,776,915)	$719,409,690
Foreign currency, at value (identified cost, $1,786,170)	1,765,810
Deposits with brokers	60,395,781
Receivables for
Due from brokers (net unamortized premiums paid, $3,654,174)	6,032,877
Forward foreign currency exchange contracts	2,068,733
Daily variation margin on open futures contracts	1,726,679
Daily variation margin on open swap agreements	342,151
Investments sold	1,734,160
Fund shares sold	5,287,294
Interest and dividends	2,126,095
Swaps, at value	1,395,634
Total assets	$802,284,904
Liabilities
Payable to custodian	$3,278,100
Payables for
Securities sold short, at value (proceeds received, $17,412)	18,118
Forward foreign currency exchange contracts	793,934
Investments purchased	4,963,551
Fund shares reacquired	898,995
Payable to affiliates
Investment adviser	54,196
Shareholder servicing costs	203,188
Distribution and service fees	9,142
Payable for independent Trustees’ compensation	8
Deferred country tax expense payable	107
Accrued expenses and other liabilities	319,599
Total liabilities	$10,538,938
Net assets	$791,745,966
Net assets consist of
Paid-in capital	$829,026,776
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $107 deferred country tax)	(4,426,130)
Accumulated net realized gain (loss) on investments and foreign currency	(41,167,832)
Undistributed net investment income	8,313,152
Net assets	$791,745,966
Shares of beneficial interest outstanding	75,922,056

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$181,536,935	17,493,822	$10.38
Class B	9,654,440	952,221	10.14
Class C	55,745,045	5,503,518	10.13
Class I	538,464,045	51,365,387	10.48
Class R1	239,395	23,708	10.10
Class R2	1,138,627	110,992	10.26
Class R3	707,437	68,069	10.39
Class R4	161,395	15,453	10.44
Class R5	4,098,647	388,886	10.54

Shares outstanding are rounded for presentation purposes.

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.01 [100 / 94.25 x $10.38]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$7,468,657
Interest	3,571,413
Dividends from underlying affiliated funds	36,039
Foreign taxes withheld	(236,449)
Total investment income	$10,839,660
Expenses
Management fee	$5,266,099
Distribution and service fees	949,977
Shareholder servicing costs	511,393
Administrative services fee	102,367
Independent Trustees’ compensation	10,251
Custodian fee	352,084
Shareholder communications	56,290
Audit and tax fees	96,227
Legal fees	4,254
Dividend and interest expense on securities sold short	398
Miscellaneous	336,651
Total expenses	$7,685,991
Fees paid indirectly	(762)
Reduction of expenses by investment adviser and distributor	(41,934)
Net expenses	$7,643,295
Net investment income	$3,196,365
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $85 country tax)	$9,347,225
Futures contracts	(26,372,707)
Swap agreements	3,308,181
Foreign currency	13,194,036
Net realized gain (loss) on investments and foreign currency	$(523,265)
Change in unrealized appreciation (depreciation)
Investments (net of $1,196 decrease in deferred country tax)	$(5,370,882)
Futures contracts	(15,290,129)
Swap agreements	(293,557)
Securities sold short	(706)
Translation of assets and liabilities in foreign currencies	(37,538)
Net unrealized gain (loss) on investments and foreign currency translation	$(20,992,812)
Net realized and unrealized gain (loss) on investments and foreign currency	$(21,516,077)
Change in net assets from operations	$(18,319,712)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2015	2014
Change in net assets
From operations
Net investment income	$3,196,365	$1,466,997
Net realized gain (loss) on investments and foreign currency	(523,265)	29,504,086
Net unrealized gain (loss) on investments and foreign currency translation	(20,992,812)	(15,106,468)
Change in net assets from operations	$(18,319,712)	$15,864,615
Distributions declared to shareholders
From net investment income	$(4,060,201)	$(3,325,160)
Change in net assets from fund share transactions	$404,966,176	$144,009,600
Total change in net assets	$382,586,263	$156,549,055
Net assets
At beginning of period	409,159,703	252,610,648
At end of period (including undistributed net investment income of $8,313,152 and $3,330,284, respectively)	$791,745,966	$409,159,703

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.65	$10.28	$9.81	$9.25	$9.17
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.05	$0.03	$0.03	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(0.23)	0.45	0.70	0.81	0.26
Total from investment operations	$(0.18)	$0.50	$0.73	$0.84	$0.30
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.13)	$(0.26)	$(0.28)	$(0.22)
Net asset value, end of period (x)	$10.38	$10.65	$10.28	$9.81	$9.25
Total return (%) (r)(s)(t)(x)	(1.67)	4.93	7.57	9.31	3.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.40	1.47	1.64	1.80	1.85
Expenses after expense reductions (f)	1.39	1.40	1.39	1.39	1.40
Net investment income	0.49	0.45	0.30	0.35	0.46
Portfolio turnover	49	94	44	63	69
Net assets at end of period (000 omitted)	$181,537	$128,066	$86,701	$41,964	$41,358
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.39	1.40	1.39	1.39	1.40

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.41	$10.07	$9.62	$9.06	$8.98
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.03)	$(0.04)	$(0.04)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)	0.44	0.69	0.80	0.25
Total from investment operations	$(0.25)	$0.41	$0.65	$0.76	$0.22
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.07)	$(0.20)	$(0.20)	$(0.14)
Net asset value, end of period (x)	$10.14	$10.41	$10.07	$9.62	$9.06
Total return (%) (r)(s)(t)(x)	(2.42)	4.10	6.87	8.52	2.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.15	2.22	2.39	2.54	2.61
Expenses after expense reductions (f)	2.14	2.15	2.14	2.14	2.15
Net investment loss	(0.24)	(0.30)	(0.39)	(0.39)	(0.28)
Portfolio turnover	49	94	44	63	69
Net assets at end of period (000 omitted)	$9,654	$8,637	$7,418	$4,677	$3,958
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.14	2.15	2.14	2.14	2.15

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.40	$10.06	$9.61	$9.04	$8.97
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.03)	$(0.04)	$(0.04)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)	0.44	0.68	0.80	0.25
Total from investment operations	$(0.25)	$0.41	$0.64	$0.76	$0.22
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.07)	$(0.19)	$(0.19)	$(0.15)
Net asset value, end of period (x)	$10.13	$10.40	$10.06	$9.61	$9.04
Total return (%) (r)(s)(t)(x)	(2.37)	4.12	6.75	8.53	2.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.15	2.22	2.39	2.55	2.61
Expenses after expense reductions (f)	2.14	2.15	2.14	2.14	2.15
Net investment loss	(0.26)	(0.30)	(0.42)	(0.41)	(0.28)
Portfolio turnover	49	94	44	63	69
Net assets at end of period (000 omitted)	$55,745	$41,318	$30,918	$18,622	$18,845
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.14	2.15	2.14	2.14	2.15

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.75	$10.37	$9.89	$9.33	$9.25
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.07	$0.05	$0.06	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)	0.46	0.71	0.81	0.26
Total from investment operations	$(0.15)	$0.53	$0.76	$0.87	$0.32
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.15)	$(0.28)	$(0.31)	$(0.24)
Net asset value, end of period (x)	$10.48	$10.75	$10.37	$9.89	$9.33
Total return (%) (r)(s)(x)	(1.44)	5.18	7.87	9.59	3.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.23	1.40	1.49	1.55
Expenses after expense reductions (f)	1.15	1.15	1.14	1.14	1.15
Net investment income	0.69	0.68	0.50	0.60	0.60
Portfolio turnover	49	94	44	63	69
Net assets at end of period (000 omitted)	$538,464	$228,066	$124,997	$31,289	$10,737
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.15	1.15	1.14	1.14	1.15

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.37	$10.02	$9.56	$9.03	$8.97
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.03)	$(0.03)	$(0.04)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)	0.44	0.67	0.79	0.24
Total from investment operations	$(0.25)	$0.41	$0.64	$0.75	$0.22
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.06)	$(0.18)	$(0.22)	$(0.16)
Net asset value, end of period (x)	$10.10	$10.37	$10.02	$9.56	$9.03
Total return (%) (r)(s)(x)	(2.42)	4.14	6.81	8.56	2.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.15	2.22	2.39	2.56	2.63
Expenses after expense reductions (f)	2.14	2.15	2.14	2.14	2.15
Net investment loss	(0.29)	(0.29)	(0.36)	(0.45)	(0.23)
Portfolio turnover	49	94	44	63	69
Net assets at end of period (000 omitted)	$239	$151	$122	$112	$131
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.14	2.15	2.14	2.14	2.15

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 10/31
	2015	2014	2013		2012	2011
Net asset value, beginning of period	$10.53	$10.18	$9.73		$9.18	$9.11
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.02	$(0.00	)(w)	$0.01	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(0.23)	0.45	0.69		0.80	0.25
Total from investment operations	$(0.20)	$0.47	$0.69		$0.81	$0.27
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.12)	$(0.24)		$(0.26)	$(0.20)
Net asset value, end of period (x)	$10.26	$10.53	$10.18		$9.73	$9.18
Total return (%) (r)(s)(x)	(1.88)	4.64	7.27		9.03	3.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.73	1.90		2.02	2.12
Expenses after expense reductions (f)	1.64	1.65	1.65		1.64	1.65
Net investment income (loss)	0.26	0.18	(0.05)		0.12	0.24
Portfolio turnover	49	94	44		63	69
Net assets at end of period (000 omitted)	$1,139	$1,028	$627		$176	$119
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.64	1.65	1.65		1.64	1.65

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.65	$10.28	$9.81	$9.25	$9.18
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.05	$0.04	$0.04	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(0.23)	0.45	0.69	0.80	0.24
Total from investment operations	$(0.18)	$0.50	$0.73	$0.84	$0.29
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.13)	$(0.26)	$(0.28)	$(0.22)
Net asset value, end of period (x)	$10.39	$10.65	$10.28	$9.81	$9.25
Total return (%) (r)(s)(x)	(1.72)	4.87	7.62	9.40	3.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.40	1.47	1.64	1.79	1.87
Expenses after expense reductions (f)	1.39	1.40	1.39	1.39	1.40
Net investment income	0.43	0.48	0.35	0.37	0.50
Portfolio turnover	49	94	44	63	69
Net assets at end of period (000 omitted)	$707	$270	$355	$114	$105
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.39	1.40	1.39	1.39	1.40

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 10/31
	2015		2014	2013	2012	2011
Net asset value, beginning of period	$10.76		$10.38	$9.89	$9.33	$9.25
Income (loss) from investment operations
Net investment income (d)	$0.09		$0.08	$0.07	$0.06	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.30	)(g)	0.45	0.70	0.81	0.25
Total from investment operations	$(0.21)		$0.53	$0.77	$0.87	$0.32
Less distributions declared to shareholders
From net investment income	$(0.11)		$(0.15)	$(0.28)	$(0.31)	$(0.24)
Net asset value, end of period (x)	$10.44		$10.76	$10.38	$9.89	$9.33
Total return (%) (r)(s)(x)	(1.94)		5.13	7.96	9.59	3.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14		1.21	1.39	1.50	1.62
Expenses after expense reductions (f)	1.13		1.15	1.14	1.14	1.15
Net investment income	0.81		0.75	0.67	0.61	0.73
Portfolio turnover	49		94	44	63	69
Net assets at end of period (000 omitted)	$161		$1,483	$1,359	$1,492	$881
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.13		1.15	1.14	1.14	1.15

See Notes to Financial Statements

Financial Highlights – continued

Class R5 (y)	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.81	$10.42	$9.92	$9.32	$9.23
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.08	$0.07	$0.04	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(0.21)	0.46	0.70	0.83	0.28
Total from investment operations	$(0.15)	$0.54	$0.77	$0.87	$0.32
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.15)	$(0.27)	$(0.27)	$(0.23)
Net asset value, end of period (x)	$10.54	$10.81	$10.42	$9.92	$9.32
Total return (%) (r)(s)(x)	(1.38)	5.29	7.91	9.58	3.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.14	1.32	1.74	1.65
Expenses after expense reductions (f)	1.07	1.07	1.07	1.21	1.25
Net investment income	0.61	0.79	0.70	0.42	0.40
Portfolio turnover	49	94	44	63	69
Net assets at end of period (000 omitted)	$4,099	$140	$115	$105	$289
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.07	1.07	1.07	1.21	1.25

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Alternative Strategy Fund (the fund) is a diversified series of MFS Series Trust XV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments

Notes to Financial Statements – continued

and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed

Notes to Financial Statements – continued

to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts, forward foreign currency

Notes to Financial Statements – continued

exchange contracts, and swap agreements. The following is a summary of the levels used as of October 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$373,176,413	$—	$—	$373,176,413
United Kingdom	38,410,490	14,766	—	38,425,256
Japan	—	27,201,839	—	27,201,839
Switzerland	22,359,872	—	—	22,359,872
France	19,776,541	—	—	19,776,541
Germany	11,905,830	—	—	11,905,830
Taiwan	4,608,857	618,108	—	5,226,965
Canada	5,193,998	—	—	5,193,998
Hong Kong	236,513	4,449,829	—	4,686,342
Other Countries	25,304,720	3,621,756	—	28,926,476
Non-U.S. Sovereign Debt	—	217,790	—	217,790
U.S. Corporate Bonds	—	139,098,272	—	139,098,272
Foreign Bonds	—	11,407,822	—	11,407,822
Mutual Funds	31,806,274	—	—	31,806,274
Total Investments	$532,779,508	$186,630,182	$—	$719,409,690
Short Sales	$(18,118)	$—	$—	$(18,118)

Other Financial Instruments
Futures Contracts	$(21,082,822)	$2,492,812	$—	$(18,590,010)
Swap Agreements	—	5,941,786	—	5,941,786
Forward Foreign Currency Exchange Contracts	—	1,274,799	—	1,274,799

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $4,510,024 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $4,443,545 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and

Notes to Financial Statements – continued

losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to reduce volatility compared to the overall equity markets and to generate positive returns by adjusting the fund’s exposure to markets and currencies resulting from the fund’s individual security selections. Derivatives are used to increase the fund’s exposure to markets or currencies to which the fund’s individual security selections have resulted in no or little exposure. Alternatively, the fund uses derivatives to decrease its exposure to markets or currencies to which the fund’s individual security selections have resulted in exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$816,067	$—
Interest Rate	Interest Rate Swaps	1,942,296	—
Foreign Exchange	Forward Foreign Currency Exchange	2,068,733	(793,934)
Equity	Equity Futures	12,458,291	(31,864,368)
Equity	Purchased Equity Options	7,557,008	—
Credit	Credit Default Swaps	3,999,490	—
Total		$28,841,885	$(32,658,302)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts and cleared swap agreements includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts and cleared swap agreements is separately reported within the fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency	Investments (Purchased Options)
Interest Rate	$(2,111,996)	$4,341,338	$—	$—
Foreign Exchange	—	—	12,746,428	—
Equity	(24,260,711)	—	—	(5,250,846)
Credit	—	(1,033,157)	—	—
Total	$(26,372,707)	$3,308,181	$12,746,428	$(5,250,846)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$375,939	$285,522	$—	$—
Foreign Exchange	—	—	(77,408)	—
Equity	(15,666,068)	(579,079)	—	1,262,723
Credit	—	—	—	—
Total	$(15,290,129)	$(293,557)	$(77,408)	$1,262,723

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations.

Notes to Financial Statements – continued

Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of October 31, 2015:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$1,726,679	$—
Swaps, at value	1,395,634	—
Cleared Swaps Agreements (a)	6,375,028	—
Forward Foreign Currency Exchange Contracts	2,068,733	(793,934)
Purchased Options	7,557,008	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$19,123,082	$(793,934)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	15,658,715	—
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$3,464,367	$(793,934)

(a)	The amount presented here represents the fund’s current day net variation margin for futures contracts. The amount presented here represents the fund’s current day net variation margin and due from brokers for the cleared swap agreements. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts and cleared swap agreements which is presented in the tables that follow the fund’s Portfolio of Investments.

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at October 31, 2015:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$827,760	$—	$—	$(730,000)	$97,760
Citibank N.A.	15,977	—	—	—	15,977
Deutsche Bank AG	1,153,032	—	—	(1,010,000)	143,032
Goldman Sachs International	664,715	(611,669)	—	—	53,046
JPMorgan Chase Bank N.A.	802,883	(182,265)	(620,618)	—	—
Total	$3,464,367	$(793,934)	$(620,618)	$(1,740,000)	$309,815

Notes to Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at October 31, 2015:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Goldman Sachs International	$(611,669)	$611,669	$—	$—	$—
JPMorgan Chase Bank N.A.	(182,265)	182,265	—	—	—
Total	$(793,934)	$793,934	$—	$—	$—

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Notes to Financial Statements – continued

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Notes to Financial Statements – continued

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. Collateral for uncleared swaps, in the form of cash or securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. Collateral for cleared swaps, in the form of cash or securities, is posted by the fund directly with the clearing broker.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on

Notes to Financial Statements – continued

the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At October 31, 2015, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended October 31, 2015, this expense amounted to $398. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items

Notes to Financial Statements – continued

of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/15	10/31/14
Ordinary income (including any short-term capital gains)	$4,060,201	$3,325,160

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/15
Cost of investments	$709,837,317
Gross appreciation	39,061,010
Gross depreciation	(29,488,637)
Net unrealized appreciation (depreciation)	$9,572,373
Undistributed ordinary income	8,262,932
Capital loss carryforwards	(54,651,955)
Other temporary differences	(464,160)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after October 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2015, the fund had capital loss carryforwards available to offset future realized gains as follows:

10/31/17	$(23,271,864)
10/31/18	(11,844,509)
Total	$(35,116,373)

Post-enactment losses which are characterized as follows:
Short-Term	$(19,362,886)
Long-Term	(172,696)
Total	$(19,535,582)

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 10/31/15	Year ended 10/31/14
Class A	$1,168,508	$1,152,231
Class B	15,581	52,484
Class C	94,783	225,526
Class I	2,754,968	1,861,458
Class R1	295	862
Class R2	7,229	7,244
Class R3	1,979	4,324
Class R4	15,248	19,321
Class R5	1,610	1,710
Total	$4,060,201	$3,325,160

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2015, this management fee reduction amounted to $39,869, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2015 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

MFS has engaged UBS Global Asset Management (Americas) Inc. (UBS) as a sub-adviser to the fund to manage the fund’s exposure to markets and currencies through the use of derivative instruments. The fund is not responsible for paying the sub-advisory fee. MFS pays UBS a sub-advisory fee at the following annual rates:

First $1 billion of average daily net assets	0.28%
Next $1.5 billion of average daily net assets	0.185%
Average daily net assets in excess of $2.5 billion	0.16%

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.40%	2.15%	2.15%	1.15%	2.15%	1.65%	1.40%	1.15%	1.07%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2017. For the year ended October 31, 2015, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $40,190 for the year ended October 31, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$382,976
Class B	0.75%	0.25%	1.00%	1.00%	90,397
Class C	0.75%	0.25%	1.00%	1.00%	467,405
Class R1	0.75%	0.25%	1.00%	1.00%	2,178
Class R2	0.25%	0.25%	0.50%	0.50%	5,652
Class R3	—	0.25%	0.25%	0.25%	1,369
Total Distribution and Service Fees					$949,977

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2015, this rebate amounted to $2,064 and $1, for Class A and Class B, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2015, were as follows:

Amount
Class A	$9,697
Class B	12,051
Class C	8,876

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2015, the fee was $29,946, which equated to 0.0051% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended October 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $481,447.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2015 was equivalent to an annual effective rate of 0.0175% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2015, the fee paid by the fund under this agreement was $2,175 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended October 31, 2015, purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$4,178,178	$4,150,670
Investments (non-U.S. Government securities)	$564,836,644	$238,521,933

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/15		Year ended 10/31/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	9,890,756	$105,351,762	7,338,847	$76,280,733
Class B	250,071	2,599,065	234,166	2,384,704
Class C	2,281,323	23,686,926	1,629,303	16,568,999
Class I	42,584,531	457,605,283	15,942,353	167,219,265
Class R1	16,315	171,776	2,600	26,248
Class R2	26,506	279,217	46,676	480,270
Class R3	58,308	627,574	11,658	121,249
Class R4	186,710	2,016,947	107,934	1,122,729
Class R5	399,893	4,241,215	1,812	19,011
	55,694,413	$596,579,765	25,315,349	$264,223,208

Shares issued to shareholders in reinvestment of distributions
Class A	103,320	$1,080,730	104,508	$1,070,158
Class B	1,181	12,155	4,034	40,618
Class C	7,043	72,406	17,054	171,737
Class I	212,456	2,239,287	143,276	1,477,172
Class R1	29	295	86	862
Class R2	698	7,229	714	7,244
Class R3	189	1,979	422	4,324
Class R4	1,445	15,248	1,872	19,321
Class R5	152	1,610	165	1,710
	326,513	$3,430,939	272,131	$2,793,146

Notes to Financial Statements – continued

	Year ended 10/31/15		Year ended 10/31/14
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(4,527,965)	$(47,999,277)	(3,847,877)	$(39,967,169)
Class B	(128,932)	(1,345,077)	(145,058)	(1,473,510)
Class C	(756,669)	(7,841,761)	(746,377)	(7,604,625)
Class I	(12,643,878)	(133,945,480)	(6,921,289)	(72,538,081)
Class R1	(7,223)	(72,640)	(304)	(3,086)
Class R2	(13,809)	(141,437)	(11,310)	(116,344)
Class R3	(15,789)	(162,965)	(21,246)	(221,415)
Class R4	(310,606)	(3,278,289)	(102,899)	(1,082,480)
Class R5	(24,153)	(257,602)	(4)	(44)
	(18,429,024)	$(195,044,528)	(11,796,364)	$(123,006,754)

Net change
Class A	5,466,111	$58,433,215	3,595,478	$37,383,722
Class B	122,320	1,266,143	93,142	951,812
Class C	1,531,697	15,917,571	899,980	9,136,111
Class I	30,153,109	325,899,090	9,164,340	96,158,356
Class R1	9,121	99,431	2,382	24,024
Class R2	13,395	145,009	36,080	371,170
Class R3	42,708	466,588	(9,166)	(95,842)
Class R4	(122,451)	(1,246,094)	6,907	59,570
Class R5	375,892	3,985,223	1,973	20,677
	37,591,902	$404,966,176	13,791,116	$144,009,600

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2015, the fund’s commitment fee and interest expense were $1,704 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	39,198,412	555,002,313	(562,394,451)	31,806,274

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$36,039	$31,806,274

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XV and the Shareholders of MFS Global Alternative Strategy Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Alternative Strategy Fund (one of the series of MFS Series Trust XV) (the “Fund”) as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Alternative Strategy Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 15, 2015

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies, Director; Dycom Industries, Inc.
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of December 1, 2015, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Sub-Investment Adviser	Independent Registered Public Accounting Firm
UBS Global Asset Management (Americas) Inc. One North Wacker Drive Chicago, Illinois 60606	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Distributor
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618
Portfolio Managers
Curt Custard Jonathan Davies Andreas Koester Benjamin Nastou Natalie Shapiro

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENTS

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS and investment sub-advisory agreement among MFS Series Trust XV, on behalf of the Fund, MFS and UBS (“UBS”) (together, the “Agreements”). The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the Agreements and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS and UBS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Agreements were considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS and UBS under the Agreements and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and

Board Review of Investment Advisory Agreements – continued

other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds, and (ix) information regarding the overall organization of UBS, including information about UBS personnel providing investment advisory services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS or UBS.

The Trustees’ conclusion as to the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with MFS’ and UBS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees noted that MFS (and not the Fund) pays UBS its sub-advisory fee from its advisory fees. The Trustees considered that MFS currently observes an

Board Review of Investment Advisory Agreements – continued

expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory fees charged to the Fund and the sub-advisory fee paid by MFS to UBS represent reasonable compensation in light of the services being provided by MFS and UBS to the Fund.

In addition, the Trustees considered MFS’ and UBS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS, UBS, and MFS’ ultimate

Board Review of Investment Advisory Agreements – continued

parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the Agreements, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS and UBS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS and UBS such as reputational value derived from serving as an investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS and MFS’ investment sub-advisory agreement with UBS should be continued for an additional one-year period, commencing August 1, 2015.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

For corporate shareholders, 46.86% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2015 and 2014, audit fees billed to MFS Global Alternative Strategy Fund by Deloitte were as follows:

	Audit Fees
	2015	2014
Fees billed by Deloitte:
MFS Global Alternative Strategy Fund	64,097	61,367

For the fiscal years ended October 31, 2015 and 2014^ and April 30, 2014, audit fees billed to MFS Commodity Strategy Fund by Deloitte were as follows:

	Audit Fees
	October 2015	October 2014	April 2014
Fees billed by Deloitte:
MFS Commodity Strategy Fund^	60,474	59,378	54,438

For the fiscal years ended October 31, 2015 and 2014, fees billed by Deloitte for audit-related, tax and other services provided to MFS Global Alternative Strategy Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To MFS Global Alternative Strategy Fund	0	5,000	11,432	11,241	16,526	1,655

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Global Alternative Strategy Fund*	628,289	1,671,337	0	0	5,000	0

	Aggregate Fees for Non-audit Services
	2015	2014
Fees Billed by Deloitte:
To MFS Global Alternative Strategy Fund, MFS and MFS Related Entities #	661,247	1,692,571

For the fiscal years ended October 31, 2015 and 2014^ and April 30, 2014, fees billed by Deloitte for audit-related, tax and other services provided to MFS Commodity Strategy Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[3]
	October 2015	October 2014	April 2014	October 2015	October 2014	April 2014	October 2015	October 2014	April 2014
Fees billed by Deloitte:
To MFS Commodity Strategy Fund^	0	0	0	11,619	11,425	8,365	20,008	629	1,056

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[3]
	October 2015	October 2014	April 2014	October 2015	October 2014	April 2014	October 2015	October 2014	April 2014
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Commodity Strategy Fund^^,*	628,289	665,841	1,872,706	0	0	0	5,000	0	0

	Aggregate Fees for Non-audit Services
	October 2015	October 2014	April 2014
Fees Billed by Deloitte:
To MFS Commodity Strategy Fund, MFS and MFS Related Entities^,^^, #	664,916	677,895	1,885,585

^

Effective October 31, 2014, the fiscal year end of MFS Commodity Strategy Fund changed from April 30th to October 31st. Fees reported for MFS Commodity Strategy Fund for the fiscal year ended October 31, 2014 are fees billed during the period of May 1, 2014 through October 31, 2014.

^^	Fees reported for MFS and MFS Related Entities for the MFS Commodity Strategy Fund’s fiscal year ended October 31, 2014 are fees billed during the period of May 1, 2014 through October 31, 2014.
*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XV

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: December 15, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: December 15, 2015

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 15, 2015

*	Print name and title of each signing officer under his or her signature.